Exhibit 10.28

AGREEMENT OF PURCHASE AND SALE

AND ESCROW INSTRUCTIONS

by and between

TRITEX REAL ESTATE ADVISORS II, INC.,

a Delaware corporation

as Seller

and

RRE BRISTOL HOLDINGS, LLC,

a Delaware limited liability company

or its permitted assigns

as Buyer

Property:	Bristol Apartments
1221 Redford Street
Houston, Texas

AGREEMENT OF PURCHASE AND SALE AND ESCROW INSTRUCTIONS

THIS AGREEMENT OF PURCHASE AND SALE AND ESCROW INSTRUCTIONS (this “Agreement”) is made as of the Effective Date, by and between TRITEX REAL ESTATE ADVISORS II, INC., a Delaware corporation (“Seller”), and RRE BRISTOL HOLDINGS, LLC, a Delaware limited liability company or its permitted assigns (“Buyer”).

RECITALS

A. Seller is the owner of the Property (as defined in Section 2).

B. Buyer desires to purchase and Seller is willing to sell the Property on the terms and conditions of this Agreement.

C. The parties do not intend to be present at the Close of Escrow and therefore desire to establish escrow procedures for closing the sale of the Property.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

AGREEMENT

1. Certain Basic Definitions. For purposes of this Agreement, the following terms shall have the following definitions:

1.1 “Buyer’s Address” means:

RRE Bristol Holdings, LLC 3033 E. 1st Avenue, Suite 805 Denver, CO 80206 Attention: Marshall P. Hayes Telephone: (303) 209-6351 Fax: (215)-553-8409 Email: mhayes@Resourcerei.com

With a copy to:	Resource Real Estate, Inc. 2005 Market Street, 15th Floor Philadelphia, Pennsylvania 19103 Attention: Shelle Weisbaum Tel: 215-832-4187 Fax: 215-761-0452 Email: sweisbaum@resourcerei.com

and to:	Kevin S. Barber, Esq. Ledgewood, a Professional Corporation 1900 Market Street, Suite 750 Philadelphia, PA Telephone: (215) 731-9450 Fax: (215) 735-2513 Email: kbarber@ledgewood.com

1.2 “Closing Date” means March 29, 2012, or such earlier date to which Buyer and Seller mutually agree in writing.

1.3 “Deposit” means the amount of Five Hundred Thousand and No/100 Dollars ($500,000.00) and any interest accrued thereon.

1.4 “Excluded Items” means all proprietary, privileged or confidential information of Seller relating to the Property, including but not limited to, Seller’s internal financial analyses, appraisals, Seller’s credit analyses and collection plans, materials relating to Seller’s cost to acquire the Property and any documents or communications subject to the attorney/client privilege.

1.5 “Effective Date” means the date the Title Company acknowledges receipt of a copy of this Agreement which has been executed by Buyer and Seller.

1.6 “Purchase Price” means the sum of Eleven Million, Four Hundred Thousand and No/100 Dollars ($11,400,000.00).

1.7 “Security Deposit” means any amounts paid by or on behalf of any tenant in connection with any Tenant Lease or occupancy agreement, oral or written, for the purpose of securing the observance and performance by the tenant of its obligations under any Tenant Lease or occupancy agreement, whether oral or written, at the Property.

1.8 “Seller’s Address” means:

TriTex Real Estate Advisors II, Inc.

c/o TriMont Real Estate Advisors, Inc.

Monarch Plaza

3424 Peachtree Road, Suite 2200

Atlanta, Georgia 30326

Attention:    Mr. Jack Dziadul

Telephone:  (919) 718-0368

Fax:             (866) 672-9454

Email:          jdziadul@trimontrea.com

With a copy to:	Jin Liu, Esq.
Carlton Fields, P.A. 4221 W. Boy Scout Boulevard, Suite 1000 Tampa, Florida 33607 Telephone No. (813) 229-4209 Fax No. (813) 229-4133 Email: jliu@carltonfields.com

1.9 “Title Company” means Chicago Title Insurance Company.

1.10 “Title Company’s Address” means:

Chicago Title Insurance Company 712 Main Street Suite 2000E Houston, Texas 77002 Attention: Jimmy Erwin Telephone: (713) 238-9191 Fax: (713) 238-9190 Email: james.erwin@fnf.com

2. Sale of Property; Purchase Price.

2.1 Sale of Property. Subject to the terms, covenants and conditions of this Agreement, Seller shall sell to Buyer, and Buyer shall purchase from Seller:

(a) the land located in the City of Houston, County of Harris, State of Texas, commonly known as the Bristol Apartments, with a street address of 1221 Redford Street, Houston, Texas and which is more particularly described in Exhibit “A” attached hereto (“Land”);

(b) all buildings and other improvements located on the Land (“Improvements”);

(c) all easements, if any, benefiting the Land or the Improvements;

(d) all rights and appurtenances pertaining to the Land, including all right, title and interest of Seller, if any, in and to adjacent streets, alleys or rights-of way;

(e) all right, title and interest of Seller, if any, in and to any equipment, machinery or other property which is affixed to the Improvements so as to constitute fixtures under applicable law on the Closing Date (“Fixtures”) (the Land, the Improvements and the Fixtures are collectively referred to herein as the “Real Property”);

(f) all right, title and interest of Seller, if any, in and to all furniture, furnishings, decorations and other tangible personal property now existing and located upon the Real Property on the Closing Date, but excluding tangible personal property owned by tenants of the Real Property under Tenant Leases (as defined below) (the “Personal Property”) (the Real Property and the Personal Property are collectively referred to herein as the “Property”);

(g) all right, title and interest of Seller in and to all Tenant Leases or other agreements, whether written or oral, in effect on the Closing Date demising space in or providing for the use or occupancy of the Improvements or the Land (“Tenant Leases”);

(h) to the extent assignable and subject to the consent of third parties, the contracts identified on Exhibit “J” attached hereto and not cancelled pursuant to Section 3.3.1 below (the “Contracts”);

(i) to the extent assignable and subject to the consent of third parties, all intangible property, if any, owned by Seller and pertaining to the Land, the Improvements, or the Personal Property including, without limitation, transferable utility contracts, transferable telephone exchange numbers, plans and specifications, engineering plans and studies, floor plans and landscape plans; and

(j) to the extent in the possession or control of Seller, all certificates of occupancy, if any, and all licenses, permits, authorizations, consents, certificates and approvals relating to the Property, if any.

2.2 Purchase Price. The Purchase Price shall be payable as follows:

2.2.1 Deposit. For this Agreement to be effective, the Deposit must be delivered by Buyer to Title Company within two (2) business days of the Effective Date in the form of a wire transfer or cashier’s check drawn on good and sufficient funds on a federally insured bank and made payable to the order of Title Company, and shall be deposited by Title Company pursuant to the provisions of Section 2.3 below. TIME IS OF THE ESSENCE WITH RESPECT TO THE DELIVERY OF THE DEPOSIT. The Deposit shall be released by Title Company to Seller as part of the Purchase Price immediately upon the Close of Escrow. Upon delivery of the Deposit to the Title Company, the Deposit shall be non-refundable to the Buyer except for Buyer’s right to terminate the Agreement and receive the Deposit strictly in accordance with the provisions of Section 3.4, Section 5, or Section 8.2 of this Agreement.

If the Deposit is not delivered by Buyer to Title Company within the required time period, such failure will constitute a default by Buyer and Seller may exercise any remedies set forth in Section 8, below. If Seller terminates the Agreement as a result of such failure, Title Company shall immediately return to Seller all executed originals of this Agreement in its possession. Thereafter, neither party shall have any further rights or obligations hereunder, except obligations which expressly survive termination of this Agreement. If the transaction contemplated hereby is consummated in accordance with the terms and conditions hereof, the Deposit shall be credited against the Purchase Price at the Close of Escrow. If the transaction is not so consummated, the Deposit shall be applied as provided herein.

2.2.2 Balance. Buyer shall deposit into Escrow with Title Company an amount (“Cash Balance”), in immediately available federal funds equal to the Purchase Price minus the Deposit and adjusted by the amount of any credits due or any items chargeable to Buyer under this Agreement. Buyer shall so deposit the Cash Balance no later than one 12:00 p.m. (Eastern) on the Closing Date such that Title Company will be in a position to disburse the cash proceeds to Seller on the Closing Date.

2.3 Interest. If Buyer satisfies Title Company’s requirements for investing the Deposit in an interest bearing account, the Deposit shall be held by Title Company in an interest-bearing account with a federally insured state or national bank (“Account”). All interest accrued on the Deposit shall be paid to the party receiving the Deposit.

2.4 Contract Consideration. If Buyer terminates this Agreement strictly in accordance with Buyer’s right to terminate under Section 3.4, Section 5, or Section 8.2 of this Agreement, then notwithstanding anything to the contrary herein, the Deposit will be immediately refunded to Buyer less $100, which will be paid to Seller as consideration for Buyer’s right to terminate.

3. Escrow; Buyer’s Inspections.

3.1 Escrow. Upon the Effective Date, this Agreement shall constitute the joint escrow instructions of Buyer and Seller to Title Company to open an escrow (“Escrow”) for the consummation of the sale of the Property to Buyer pursuant to the terms of this Agreement. Upon Title Company’s written acceptance of this Agreement, Title Company is authorized to act in accordance with the terms of this Agreement. Buyer and Seller may execute Title Company’s general escrow instructions, upon request; provided, however, that if there is any conflict or inconsistency between such general escrow instructions and this Agreement, this Agreement shall control. Upon the Close of Escrow, Title Company shall pay any sum owed to Seller with immediately available federal funds.

3.2 Closing Date. The Escrow shall close (“Close of Escrow”) on the Closing Date, provided that all conditions to the Close of Escrow set forth in this Agreement have been satisfied or waived in writing by the party intended to be benefited thereby.

3.3 Buyer’s Property Inspection

3.3.1 Property Inspection.

(a) Prior to the Closing Date, Buyer shall have the right to inspect the Property (i) after Title Company’s receipt of the Deposit, (ii) upon one (1) business day prior notice to Seller, and (iii) after Seller’s receipt of written evidence that Buyer has procured the insurance required by Section 3.3.1(c) of this Agreement. Buyer’s inspection of the Property shall be conducted during normal business hours at times mutually acceptable to Buyer and Seller. No such inspection may interfere with the rights of tenants under the Tenant Leases. No invasive testing or boring shall be done without the prior notification of Seller and Seller’s written permission of the same.

(b) Buyer acknowledges that prior to Closing: (i) Buyer has or will have conducted such surveys and inspections, and made such boring, percolation, geologic, environmental and soils tests and other studies of the Property; and (ii) Seller has provided Buyer with adequate opportunity to make such inspection of the Property (including an inspection for zoning, land use, environmental and other laws, regulations and restrictions) as Buyer has, in Buyer’s discretion, deemed necessary or advisable as a condition precedent to Buyer’s purchase of the Property and to determine the physical, environmental and land use characteristics of the Property (including, without limitation, its subsurface) and its suitability for Buyer’s intended use. If Buyer purchases the Property, Buyer shall be deemed to have accepted the physical condition of the Property.

(c) Buyer shall obtain or cause its consultants to obtain, at Buyer’s sole cost and expense prior to commencement of any investigative activities on the Property, a policy of commercial general liability insurance covering any and all liability of Buyer and Seller with respect to or arising out of any investigative activities. Such policy of insurance shall be an occurrence policy and shall have liability limits of not less than One Million Dollars ($1,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability. Such insurance policy shall name Seller and its successors and assigns as an additional insured and shall be in form and substance and issued by an insurance company reasonably satisfactory to Seller.

(d) Buyer shall protect, indemnify, defend and hold the Property, Seller, and its officers, directors, shareholders, participants, affiliates, employees, representatives, invitees, agents and contractors free and harmless from and against any and all claims, damages, liens, stop notices, liabilities, losses, costs and expenses, including reasonable attorneys’ fees and court costs (collectively, “Liabilities”), resulting from Buyer’s inspection and testing of the Property both before and after the Effective Date, including, without limitation, repairing any and all damages to any portion of the Property, arising out of or related (directly or indirectly) to Buyer’s conducting such inspections, surveys, tests, and studies, even if such Liabilities are caused by or attributable to the joint, comparative or the concurrent negligence of Seller. Buyer shall keep the Property free and clear of any mechanics’ liens or materialmen’s liens related to Buyer’s right of inspection and the activities contemplated by Section 3.3.1 of this Agreement. The Buyer’s indemnification obligations set forth herein shall survive the Close of Escrow and shall not be merged with the Deed (as hereinafter defined), and shall survive the termination of this Agreement and Escrow prior to the Close of Escrow.

(e) It is understood by the parties that Seller does not make any representation or warranty, express or implied, as to the accuracy or completeness of any information contained in Seller’s files or in the documents produced by Seller, including, without limitation, any environmental audit or report. Buyer acknowledges that Seller and its agents, representatives, and affiliates shall have no responsibility for the contents and accuracy of such disclosures, and Buyer agrees that the obligations of Seller in connection with the purchase of the Property shall be governed by this Agreement irrespective of the contents of any such disclosures or the timing or delivery thereof.

(f) Within three (3) business days of the Effective Date, Seller shall either deliver to Buyer or make available to Buyer for inspection onsite the following items (“Due Diligence Items”): (i) any Tenant Leases in Seller’s possession or control; (ii) a current rent roll for the Property, and rent rolls, operating statements and bank deposit statements for December 2010, each month in 2011 and January, 2012; (iii) the Contracts; (iv) any other agreements, documents or information in the possession or control of Seller reasonably requested by Buyer that bind the Property and materially affect its operation or use, provided the same are not Excluded Items; (v) all plans, specifications, licenses, permits, approvals, entitlements, surveys and maps in Seller’s possession or control pertaining to the Property; (vi) all plans, documents, agreements and other records in Seller’s possession or control of any governmental entities, districts and utilities regarding the Property or otherwise impacting, restricting, or affecting the use of the Property (“Governmental Records”), and (vii) copies of any environmental site assessments or reports in Seller’s possession or control pertaining to the Real Property. In addition, Seller shall either deliver to Buyer or make available to Buyer for inspection onsite the rent rolls, operating statements and bank deposit statements for February, 2012, as soon as they become available to Seller and in any event prior to the Closing Date.

In placing its initials in the space provided below, Buyer agrees to the provisions contained herein and confirms the accuracy of the statements made in Section 3.3.1 above.

BUYER’S INITIALS:

3.4 Title Commitment and Survey. The Close of Escrow is subject to and contingent on Buyer’s approval or deemed approval pursuant to this Section 3.4, or Buyer’s waiver of its right of approval, of the following: (i) a current commitment for issuance of an Owner’s Policy of Title Insurance issued by the Title Company stating the condition of title to the Land; (ii) copies of all underlying title documents described in such title commitment (collectively, “Title Commitment”); and (iii) the Survey (defined below), if any.

3.4.1 Buyer shall obtain the Title Commitment from the Title Company. If Buyer does not expressly object in writing to (a) exceptions or other matters in the Title Commitment on or before five (5) days after the Effective Date (the “Title Objection Date”) or (b) exceptions or other matters in the Survey, excluding those exceptions or other matters that are covered by the Title Commitment, on or before two (2) days after Buyer’s receipt of the Survey (the “Survey Objection Date”), which Survey Objection Date shall in no event be later than March 26, 2012 12:00 P.M. Eastern Time, then Buyer shall be deemed to have approved such exceptions or other matters, and all matters which Buyer approves or is deemed to have approved shall be “Permitted Encumbrances”. If Buyer disapproves of any item in the Title Commitment or the Survey, then Buyer shall so notify Seller in writing on or before the Title Objection Date or the Survey Objection Date, as applicable pursuant to the preceding sentence, specifying the reasons for Buyer’s disapproval. Buyer may not object to the printed exceptions which appear in the standard form Owner’s Policy of Title Insurance, any exception for real property taxes and assessments for the current fiscal year, a lien not yet due and payable, any exception for tenants in possession under unrecorded Tenant Leases, or any exceptions directly or indirectly caused by Buyer, and said matters shall be “Permitted Encumbrances”. Seller shall notify Buyer in writing within five (5) days after Seller’s receipt of Buyer’s notice, as to whether or not Seller will, prior to or at the Close of Escrow, remove or to cure, or attempt to remove or to cure, such disapproved items, and/or to obtain a bond or endorsement insuring that such items will be removed or cured prior to or at the Close of Escrow.

3.4.2 As to any disapproved items which Seller elects not to remove or to cure, or to attempt to remove or to cure, or to obtain a bond or endorsement insuring that such items will be removed or cured prior to or at the Close of Escrow, then Buyer shall have, as Buyer’s sole and exclusive remedy, the right, exercisable on or before five (5) days after Seller’s election, either (i) to waive such exceptions to title, and proceed to take title to the Real Property subject to such exceptions (which exceptions will be Permitted Encumbrances), without any deduction or offset in the Purchase Price, and without any cause of action against Seller, or (ii) to terminate this Agreement and the Escrow by giving written notice of such termination to Seller and the Title Company in which case the Deposit shall be delivered to Buyer. Buyer’s failure to provide such written notice of termination within said period shall constitute Buyer’s election under (i) above. Additionally, in the event Seller subsequently becomes unable, or unwilling, prior to the Close of Escrow to remove or to cure any disapproved item or to obtain a bond or endorsement insuring that such item will be removed or cured prior to or at the Close of Escrow in accordance with Seller’s previous election to do so, Seller shall so notify Buyer, and Buyer shall have, as Buyer’s sole and exclusive remedy, the right, exercisable on or before the earlier of (a) five (5) days after Seller’s notice, or (b) the Close of Escrow, to exercise either of the options described in clause (i) or (ii) above. Buyer’s failure to provide Seller and Title Company with written notice of termination within said period shall constitute Buyer’s election under clause (i) above.

3.4.3 If Buyer desires to obtain a survey of the Land, Buyer may obtain such survey (the “Survey”), at Buyer’s sole expense; provided that the Closing Date and the deadlines set forth in Section 3.4.1 shall not be extended in order for Buyer to obtain, review, or object to such Survey.

3.4.4 Buyer may, prior to the Closing Date, notify Seller in writing of Buyer’s objection to any exceptions to title (the “Supplemental Exceptions”) first raised by the Title Company after delivery of the Title Commitment and first arising between the effective date of the Title Commitment and the Closing Date. If Buyer does not expressly object in writing to any Supplemental Exception prior to the Closing Date, then Buyer shall be deemed to have approved such Supplemental Exception and same shall be a “Permitted Encumbrance”. With respect to any objections to Supplemental Exceptions set forth in such notice, Seller shall have the same option to cure and Buyer shall have the same options to accept title subject to such matters or to terminate this Agreement as are applicable to any notice of objections made by Buyer pursuant to Section 3.4.1 and Section 3.4.2, above. If Seller elects to attempt to cure any such Supplemental Exception, the Closing Date shall be automatically extended by a reasonable additional time to effect such a cure, but in no event shall the extension exceed ninety (90) days after the Closing Date.

3.4.5 The exceptions in the Title Commitment or any Survey which Buyer has approved or is deemed to have approved (including the standard printed exceptions), any exception for real property taxes and assessments for the current fiscal year, a lien not yet due and payable, any exception for tenants in possession under unrecorded Tenant Leases, any exceptions directly or indirectly caused by Buyer are referred to herein as the “Permitted Encumbrances”.

3.5 Termination. Upon any termination of this Agreement pursuant to Sections 3.4, 5 or 8: (a) each party shall promptly execute and deliver to Title Company such documents as Title Company may reasonably require to evidence such termination; (b) Title Company shall return all documents to the respective parties who delivered such documents to Escrow; (c) Title Company shall remit the Deposit to the party entitled thereto pursuant to the terms of this Agreement; (d) Buyer shall return to Seller all Due Diligence Items in Buyer’s possession relating to the Property and shall deliver to Seller without charge all surveys; inspections; boring, percolation, geologic, environmental and soil tests; and other studies of the Property performed by or on behalf of Buyer; and (e) the respective obligations of Buyer and Seller under this Agreement shall terminate, except for obligations which expressly survive termination of this Agreement.

3.6 Leasing. From the date hereof through the Close of Escrow, all Tenant Leases entered into by Seller shall be for residential units in the Property, shall be on forms customarily used in the jurisdiction in which the Property is located and complying with the laws of such jurisdiction, shall be for initial terms of at least six months and not more than two years, and shall not include options to purchase. Subject to the Close of Escrow, Buyer hereby acknowledges and agrees to assume liability for and pay for any and all leasing commissions remaining due on the Close of Escrow for lease periods commencing after the Close of Escrow. Buyer agrees to indemnify, defend, protect and hold harmless Seller and Seller’s officers, directors, shareholders, participants, affiliates, employees, representatives, subsidiaries, attorneys, consultants and agents, from and against any and all damages, losses, liabilities, costs or expenses whatsoever (including reasonable attorneys’ fees and costs) and claims therefor, which may arise from or be related to the payment of such leasing commissions for periods after the Close of Escrow, and this obligation will survive the Close of Escrow.

3.7 Conditions to Closing. The obligations of each party to consummate the transactions provided for herein are subject to and contingent upon the satisfaction of the following conditions or the waiver of same by the party intended to be benefited thereby in writing:

3.7.1 Representations and Warranties. All representations and warranties of Buyer or Seller, as appropriate, contained in this Agreement shall be true and correct as of the date made and as of the Close of Escrow with the same effect as though such representations and warranties were made at and as of the Close of Escrow.

3.7.2 Covenants. The other party shall have performed and satisfied all agreements and covenants required hereby to be performed by such party prior to or at the Close of Escrow.

3.8 Seller’s Closing Documents.

3.8.1 Deed. Seller shall convey title to the Real Property to Buyer by a special warranty deed in the form of Exhibit “B” attached hereto (“Deed”).

3.8.2 General Assignment. Seller shall assign to Buyer, without recourse, representation or warranty, of any kind, Seller’s right, title and interest, if any, (a) in any assignable plans, specifications, licenses, permits, entitlements, surveys, maps, agreements and contracts relating to the Property, subject to any rights of consent as provided therein, and (b) the Tenant Leases, pursuant to an assignment in the form of Exhibit “C” attached hereto (“General Assignment”).

3.8.3 Bill of Sale. Seller shall quitclaim, without recourse, representation or warranty, of any kind, all of Seller’s right, title and interest, if any, to the Personal Property pursuant to a Bill of Sale in the form of Exhibit “D” attached hereto (“Bill of Sale”).

3.8.4 Buyer’s Title Policy. Buyer will cause the Title Company to issue the Buyer’s Title Policy. “Buyer’s Title Policy” means an Owner’s Policy of Title Insurance issued pursuant to the Title Commitment by Title Company in the amount of the Purchase Price and subject to the Permitted Encumbrances. Seller will pay the basic premium for Buyer’s Title Policy, including any search or examination fees, and the cost for any endorsements obtained to cure title encumbrances which Seller has agreed to cure. Buyer will pay all additional charges and premiums for any other endorsements or coverages required by Buyer or Buyer’s lender, including the “survey/area and boundary deletion”, if requested by Buyer, and any premium costs for any mortgagee’s title policy.

3.9 Closing Costs and Charges.

3.9.1 Seller’s Costs. Seller shall pay (a) one-half ( 1/2) of Title Company’s escrow fees; (b) any title charges required to be paid by Seller pursuant to Section 3.8.4, above; (c) all expenses and charges incurred in connection with the discharge of delinquent taxes, if any; and (d) one-half ( 1/2) of all recording fees payable in connection with the transfer of the Property.

3.9.2 Buyer’s Costs. Buyer shall pay (a) one-half ( 1/2) of the Title Company’s escrow fees; (b) one-half ( 1/2) of all recording fees payable in connection with the transfer of the Property; (c) all title policy charges to be paid by Buyer which are described in Section 3.8.4, above, (d) any and all transfer tax, documentary stamp tax or similar taxes imposed on account of the recordation of the Deed or the transfer of the Property, and (e) the costs of any Survey.

3.9.3 Other Costs. All other costs, if any, shall be apportioned in the customary manner for real property transactions in the county where the Real Property is located.

3.10 Deposit of Documents by Seller. Not later than one (1) business day prior to the Closing Date, Seller shall deposit the following items into Escrow, each of which shall be duly executed and acknowledged by Seller where appropriate:

3.10.1 The Deed;

3.10.2 The Certification of Non-Foreign Status (“Certification”) in the form of Exhibit “E” attached hereto;

3.10.3 A counterpart of the General Assignment;

3.10.4 The Bill of Sale;

3.10.5 Two counterparts of the Tenant Notice Letter in the form attached hereto as Exhibit “H”;

3.10.6 A current rent roll for the Property; and

3.10.7 Other documents that may be reasonably required by Title Company to close the Escrow in accordance with this Agreement.

3.11 Deposit of Documents and Funds by Buyer. No later than 12:00 p.m. (Eastern) on the Closing Date, Buyer shall deposit into Escrow the Cash Balance and all other funds reasonably required by Title Company to close the Escrow in accordance with this Agreement. In addition, no later than one (1) business day prior to the Closing Date, Buyer shall deposit the following items into Escrow, each of which shall be duly executed and acknowledged by Buyer where appropriate:

3.11.1 A counterpart of the General Assignment;

3.11.2 Two counterparts of the Tenant Notice Letter;

3.11.3 Certificate Regarding Buyer’s Authority and Beneficial Ownership in the form of Exhibit “F” attached hereto; and

3.11.4 Other documents that may be reasonably required by Title Company to close the Escrow in accordance with this Agreement.

3.12 Delivery of Documents and Funds at Closing. Provided that all conditions to closing set forth in this Agreement have been satisfied or, as to any condition not satisfied, waived or deemed waived by the party intended to be benefited thereby, Title Company shall conduct the closing by recording or distributing the following documents and funds in the following manner on the Closing Date:

3.12.1 Recorded Documents. Record the Deed in the Office of the land records for the County in which the Real Property is located;

3.12.2 Buyer’s Documents. Deliver to Buyer a fully-executed, original counterpart of the General Assignment executed by Seller, an original of the Bill of Sale executed by Seller, an original of the Tenant Notice Letter executed by both parties, a copy of the Certification, and a copy of the fully executed settlement statement prepared by the Title Company (the “Settlement Statement”);

3.12.3 Seller’s Documents. Deliver to Seller a fully-executed, original counterpart of the General Assignment executed by Buyer, an original of the Tenant Notice Letter executed by both parties, a copy of the fully executed Settlement Statement and a copy of every other document delivered to Buyer; and

3.12.4 Purchase Price. Deliver to Seller the Purchase Price and such other funds, if any, as may be due to Seller by reason of credits under this Agreement, less all items chargeable to Seller under this Agreement, and disburse any other funds in accordance with this Agreement and the Settlement Statement.

3.13 Prorations and Adjustments.

3.13.1 Taxes. The parties shall prorate real property taxes and assessments on the Property as of the Close of Escrow for the current fiscal year based on the most current official real property tax information available from the County Assessor’s office where the Real Property is located or other assessing authorities. If real property tax and assessment figures for the current fiscal year are not available, real property taxes shall be prorated based on the real property taxes for the previous fiscal year and the proration of such real property taxes made at the Close of Escrow shall be final as between the parties. Seller shall pay any real property taxes attributable to the period of Seller’s ownership of the Property as an adjustment to the Purchase Price. Seller reserves the right to meet with governmental officials and to contest any reassessment concerning or affecting Seller’s obligations under this Section 3.13.1.

3.13.2 Rents.

(a) Title Company shall prorate as of the Closing Date rental income (other than rental income that is more than one (1) month delinquent as of the Close of Escrow, such rental income being hereinafter referred to as “Delinquent Rent”) and all other amounts paid by tenants under the Tenant Leases for the month in which the Closing Date occurs.

(b) Delinquent Rent shall not be prorated; provided, that any payment of Delinquent Rent after the Close of Escrow shall be the property of Seller, and Buyer shall pay any Delinquent Rent which Buyer receives after the Close of Escrow to Seller within ten (10) days after receipt thereof. In determining whether all or any portion of any rental payment received by Buyer after the Close of Escrow represents Delinquent Rent, such rental payment shall be applied in the following order of priority: (i) first in respect of the rental obligation for the current month; (ii) then, to any rental obligation for the month or months preceding the month in which the Close of Escrow occurred; (iii) then, to the month in which the Close of Escrow occurred (subject to the prorations, if any, under this Agreement); (iv) then, to the period following the month in which the Close of Escrow occurred, other than the current month; and (v) finally, to future months. In the event that there shall be any rents or other charges under any Tenant Leases which, although relating to a period prior to the Close of Escrow, do not become due and payable until after the Close of Escrow, then any rents or charges of such type received by Buyer or its agents or Seller or its agents subsequent to the Close of Escrow shall, to the extent applicable to a period extending through the Close of Escrow, be prorated between Seller and Buyer as of the Close of Escrow and Seller’s portion thereof shall be credited to Seller on the Settlement Statement.

3.13.3 Security Deposits; Landlord Responsibilities. Effective on, as of and at the Close of Escrow, all obligations and performances of Seller with respect to the Property shall cease and terminate, and Buyer shall assume and undertake all of the terms, covenants and conditions of Seller as Landlord under each Tenant Lease, whether written or oral, for the Property, and all other obligations, performances and liabilities arising out of or in connection with the ownership, occupancy or use of the Property. Such assumption of obligations, performances and liabilities by Buyer shall include, without limitation, any and all fees, commissions, or brokerage fees under any Tenant Lease (attributable to periods after the Close of Escrow), the payment of and accounting for any Security Deposits and interest earned thereon in accordance with the terms of the Tenant Leases, and any inducement or incentive obligations under any Tenant Lease. Attached as Exhibit “G” is a list of any brokerage or leasing commissions which will be assumed by the Buyer and any refundable Security Deposits held by Seller as of the Closing Date. This assumption and undertaking by Buyer shall survive the Close of Escrow and the delivery, acceptance and recordation of the Deed and shall not be merged therein. In connection with the Close of Escrow, Buyer will cause the delivery of copies of the Tenant Notice Letters in the form of Exhibit “H” attached hereto. Seller, at its option, may observe or participate in the delivery of such letters. Transfer of the refundable Security Deposits actually held by Seller to Buyer shall be effectuated by a credit to Buyer in the closing adjustments and shall be reflected on the Settlement Statement.

3.13.4 Utilities and Other Expenses. Seller shall notify all water, gas, electric and other utility companies servicing the Property (collectively, “Utility Companies”) of the sale of the Property to Buyer and shall request that all Utility Companies send Seller a final bill for the period ending on the last day prior to the Close of Escrow. Buyer shall notify all Utility Companies servicing the Property that as of the Close of Escrow, Buyer shall own the Property and that all utility bills for the period commencing on the Close of Escrow are to be sent to Buyer. If any of the Utility Companies sends Seller or Buyer a bill for a period in which the Close of Escrow occurs, Buyer and Seller shall prorate such bills outside the Escrow. In connection with such proration, it shall be presumed that utility charges were uniformly incurred during the billing period. All other expenses pertaining to the operation of the Property will be prorated on an accrual basis and paid as a credit or debit adjustment to the Purchase Price.

3.13.5 Prorations. All prorations shall be made as of 11:59 p.m. (local time for the place in which the Property is located) on the Closing Date on the basis of the actual days of the month in which the Close of Escrow occurs.

3.14 Delivery and Possession. Subject to the Permitted Encumbrances and the other matters described herein, Seller shall deliver possession of the Property to Buyer at the Close of Escrow.

4. Commissions. Seller represents to Buyer that there are no commissions, finder’s fees or brokerage fees arising out of Seller’s conduct relative to the transactions contemplated by this Agreement other than a brokerage fee payable to APARTMENT REALTY ADVISORS (“Agent”) which fee shall be paid by Seller pursuant to a separate agreement between Seller and Agent. Other than Agent, Buyer represents and warrants to Seller that no commissions, finder’s fees or brokerage fees are payable to any person or entity in connection with the transaction contemplated hereby and Buyer shall indemnify and hold Seller harmless from and against any and all liabilities, claims, demands, damages, costs and expenses, including, without limitation, reasonable attorneys’ fees and court costs, in connection with claims for any such commissions, finder’s fees or brokerage fees arising out of Buyer’s conduct or the inaccuracy of the foregoing representation and/or warranty of Buyer. Seller shall indemnify and hold Buyer harmless from and against any and all liabilities, claims, demands, costs and expenses, including, without limitation, reasonable attorneys’ fees and costs in connection with claims for any such commissions, finder’s fees or brokerage fees arising out of Seller’s conduct or the inaccuracy of the foregoing representation and/or warranty of Seller. This indemnification shall extend to any and all claims, liabilities, costs and expenses (including reasonable attorneys’ fees and litigation costs) arising as a result of such claims and shall survive the Close of Escrow. If the transaction contemplated by this Agreement is not closed for any reason whatsoever, including default or termination of this Agreement, then neither Seller nor Buyer shall have any obligation whatsoever hereunder to Agent, and Agent shall have no claim against Seller or Buyer with respect to the Deposit.

5. Damage or Destruction; Condemnation.

5.1 Materiality. For purposes of the Agreement, (a) a taking by eminent domain of a portion of the Property shall be deemed to affect a “material part” of the Property if the estimated value of the portion of the Property taken exceeds twenty percent (20%) of the Purchase Price, and (b) the destruction of a “material part” of the Property shall be deemed to mean an insured or uninsured casualty to the Property following Buyer’s inspection of the Property and prior to the Close of Escrow having an estimated cost of repair which equals or exceeds twenty percent (20%) of the Purchase Price.

5.2 Definitions. The phrase “estimated value” shall mean an estimate obtained from a M.A.I. appraiser, who has at least five (5) years experience evaluating property located in the County where the Real Property is located, similar in nature and function to that of the Property, selected by Seller and approved by Buyer, and the phrase “estimated cost of repair” shall mean an estimate obtained from an independent contractor selected by Seller and approved by Buyer. Buyer shall not unreasonably withhold, condition or delay Buyer’s approval under this Section.

5.3 Notice; Credit to Buyer. Seller and Buyer shall each have the right to terminate this Agreement if all or a material part of the Property is destroyed without fault of Buyer or a material part of the Property is taken by eminent domain. The terminating party shall give written notice of its election to terminate this Agreement within five (5) business days after it first learns of any damage to or condemnation of the Property which entitles such party to terminate this Agreement. If neither party gives such notice, then this Agreement shall remain in full force and effect and there shall be no reduction in the Purchase Price, but Seller shall, at Close of Escrow, (a) assign to Buyer any insurance proceeds payable with respect to such damage and pay to Buyer an amount equal to Seller’s deductible under the applicable insurance policy minus the aggregate amount of any and all reasonable costs and expenses incurred by Seller in connection with such damage or insured event; or (b) assign to Buyer the entire award payable with respect to such condemnation proceeding, whichever is applicable.

6. Seller’s Representations and Warranties. It is expressly understood and agreed that all liability of Seller for breach of the representations and warranties contained in this Section 6 shall terminate if no written claim of breach, specifying the representation or warranty allegedly breached and the supporting evidence for the alleged breach, shall be delivered to Seller on or prior to the date which is six (6) months following the Closing Date. Seller represents and warrants to Buyer that as of the date of this Agreement and as of the Closing Date:

6.1 Seller is a Delaware corporation;

6.2 Seller has the full power and authority to execute, deliver and perform its obligations under this Agreement; and

6.3 This Agreement and all agreements, instruments and documents herein provided to be executed by Seller are and as of the Close of Escrow will be duly authorized, executed and delivered by and are and will be binding upon Seller.

7. Buyer’s Representations and Warranties. Buyer represents and warrants to Seller that as of the date of this Agreement and as of the Closing Date:

7.1 If Buyer is other than an individual, (i) Buyer is duly organized, validly existing, and in good standing under the laws of the state of its formation and the state where the Property is located and (ii) all persons or entities that directly, or indirectly, control the Buyer or will have a direct or indirect economic interest in the Property are listed on the organizational chart attached as Exhibit “I”;

7.2 Buyer has the full power and authority to execute, deliver and perform Buyer’s obligations under this Agreement;

7.3 This Agreement and all agreements, instruments and documents herein provided to be executed by Buyer are and as of the Close of Escrow will be duly authorized, executed and delivered by and are and will be binding upon Buyer;

7.4 That at no time on or before the Closing Date, shall any of the following have occurred with respect to Buyer, and if Buyer is a partnership, to any general partners of Buyer: (i) the commencement of a case under Title 11 of the United States Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy law or other similar law; (ii) the appointment of a trustee or receiver of any property interest; (iii) an assignment for the benefit of creditors; (iv) an attachment, execution or other judicial seizure of a substantial property interest; (v) the taking of, failure to take, or submission to any action indicating an inability to meet its financial obligations as they accrue; or (vi) a dissolution or liquidation, death or incapacity; and

7.5 Buyer is not an Ineligible Purchaser. “Ineligible Purchaser” means any Person who is, or whose Affiliate is, (i) identified on any of the Lists (defined below), (ii) a “Designated National” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, (iii) a Person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation, any other similar Executive Order or any similar regulation, (iv) a Person who has been convicted of a felony involving moral turpitude in any state or federal court, (v) a Person who is then the subject of any investigation by any governmental authority or any class action litigation in which it is alleged that it or any of its Affiliates has engaged in “predatory” or other improper lending or servicing or other unethical or improper business conduct, (vi) the Agent or an Affiliate of the Agent, (vii) a Person who has at

any time owned an interest in the Property, which interest was foreclosed upon, or who will finance all or any portion of the purchase price of the Property with funds (either debt or equity) directly or indirectly supplied by Fannie Mae, it being understood that the proceeds of loans originated by lenders intending to sell such loans to Fannie Mae shall be deemed to be funds indirectly supplied by Fannie Mae, or (viii) a Person who will not continue to operate the Property as a multifamily residential property, including ancillary uses consistent with multifamily residential properties.

Buyer covenants and agrees to use commercially reasonable efforts to ensure that neither Buyer, nor any of its respective officers, directors, shareholders, partners, members or associates, and no other direct or indirect holder of any equity interest in Buyer will: (i) conduct any business, or engage in any transaction or dealing, with any person on the List; or (ii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order No. 13224 (September 23, 2001) or other applicable laws. On request by Seller from time to time, Buyer further covenants and agrees promptly to deliver to Seller any such certification or other evidence as may be requested by Seller in its sole and absolute discretion, confirming that, to Buyer’s knowledge, no violation of this Section shall have occurred.

Federal law requires Seller to ensure that it does not transact business with persons or entities on the Lists. In the event Seller learns that Buyer’s name appears on the Lists, Seller reserves the right to delay the Closing Date pending conclusion of Seller’s investigation into the matter. If Seller is advised and/or determines that Buyer is an Ineligible Person, Seller reserves the right to terminate this Agreement and/or to take all other actions necessary to comply with applicable laws. The provisions of this Section will survive closing and/or termination of this Agreement.

As used herein, “Lists” means any or all of (i) the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control (“OFAC”) at its official website, www.treas.gov.ofac or at any replacement website or other replacement official publication of such list, (ii) any similar list maintained by the Department of the Treasury, and (iii) any other similar list maintained by OFAC or any other agency or department of the United States Government pursuant to any authorizing statute, Executive Order No. 13224 (September 23, 2001), any related enabling legislation or other similar Executive Order or any other similar regulation.

As used herein, “Affiliate” shall mean any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with Buyer, as the case may be. For the purposes of this definition, “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. As used herein, “Person” shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise.

8. Default.

8.1 LIQUIDATED DAMAGES - DEPOSIT. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IF (i) BUYER DEFAULTS HEREUNDER, OR (ii) NEITHER PARTY HAS TERMINATED THIS AGREEMENT PURSUANT TO AN EXPRESS RIGHT TO DO SO GRANTED HEREIN AND THE SALE OF THE PROPERTY TO BUYER IS NOT CONSUMMATED FOR ANY REASON OTHER THAN SELLER’S DEFAULT UNDER THIS AGREEMENT OR ITS INABILITY TO COMPLY WITH THE TERMS HEREOF, THEN SELLER MAY TERMINATE THE AGREEMENT AND RECEIVE THE DEPOSIT FROM TITLE COMPANY AS SELLER’S LIQUIDATED DAMAGES. THE PARTIES AGREE THAT IT WOULD BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO ASCERTAIN THE ACTUAL DAMAGES SUFFERED BY SELLER AS A RESULT OF BUYER’S DEFAULT OR FAILURE TO COMPLETE THE PURCHASE OF THE PROPERTY PURSUANT TO THIS AGREEMENT, AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS AGREEMENT, THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS SECTION REPRESENT A REASONABLE ESTIMATE OF THE DAMAGES WHICH SELLER WILL INCUR AS A RESULT OF SUCH FAILURE AND SELLER ACKNOWLEDGES AND AGREES THAT THE RECEIPT OF SAID LIQUIDATED DAMAGES SHALL BE SELLER’S SOLE AND EXCLUSIVE REMEDY; PROVIDED, HOWEVER, THAT THIS PROVISION SHALL NOT LIMIT SELLER’S RIGHTS UNDER SECTION 14.2 TO RECEIVE REIMBURSEMENT FOR ATTORNEYS’ FEES, NOR WAIVE OR AFFECT SELLER’S RIGHTS AND BUYER’S INDEMNITY OBLIGATIONS UNDER OTHER SECTIONS OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY. NOTWITHSTANDING THE FOREGOING, IF THE FOREGOING LIQUIDATED DAMAGES CLAUSE IS FOR ANY REASON HELD TO BE UNENFORCEABLE, THEN SELLER SHALL HAVE THE RIGHT TO ELECT TO RECOVER ITS ACTUAL DAMAGES AND SELLER SHALL HAVE ALL OTHER RIGHTS AND REMEDIES AGAINST BUYER PROVIDED AT LAW AND IN EQUITY, AND SELLER SHALL HAVE THE RIGHT TO REQUIRE THAT BUYER SPECIFICALLY PERFORM BUYER’S OBLIGATIONS UNDER THIS AGREEMENT.

SELLER HAS GIVEN BUYER MATERIAL CONCESSIONS REGARDING THIS TRANSACTION IN EXCHANGE FOR BUYER AGREEING TO THE PROVISIONS OF THIS SECTION 8.1. THE TERMS AND PROVISIONS OF THIS SECTION 8.1 SHALL SURVIVE THE CLOSING OR THE TERMINATION OF THIS AGREEMENT FOR ANY REASON. SELLER AND BUYER HAVE EACH INITIALED THIS SECTION 8.1 TO FURTHER INDICATE THEIR AWARENESS AND ACCEPTANCE OF EACH AND EVERY PROVISION HEREOF.

WJD	SW
SELLER’S INITIALS	BUYER’S INITIALS

8.2 Buyer’s Pre-Closing Remedies. In the event Seller fails to perform any act required to be performed by Seller pursuant to this Agreement on or before the Closing Date, then Buyer shall execute and deliver to Seller written notice of such breach, which notice shall set forth complete information about the nature of the breach. Seller shall have a period of ten (10) days to cure such breach. If such breach remains uncured beyond the ten (10) day period described above, then Buyer’s sole and exclusive remedy shall be to cancel this Agreement, in which event the Deposit shall be returned to Buyer and Seller shall pay to Buyer the actual and reasonable amount of any documented, out of pocket expenses paid to third parties by Buyer, excluding any and all legal fees and expenses, in connection with its inspections and investigations of the Property (the “Inspection Expenses”), if Buyer provides copies of the invoices or other written evidence for the Inspection Expenses to Seller. The Inspection Expenses shall in no event exceed the sum of $25,000.00.

8.3 No Specific Performance or Lis Pendens. As material consideration to Seller’s entering into this Agreement with Buyer, Buyer expressly waives (a) the remedy of specific performance on account of Seller’s default under this Agreement, and (b) any right at common law or otherwise to record or file a lis pendens or a notice of pendency of action or similar notice against all of any portion of the Property.

8.4 No Contesting Liquidated Damages. As material consideration to each party’s agreement to the liquidated damages provisions stated above, each party hereby agrees to waive any and all rights whatsoever to contest the validity of the liquidated damage provisions for any reason whatsoever, including, but not limited to, that such provision was unreasonable under circumstances existing at the time this Agreement was made.

8.5 Post-Closing Remedies of Seller. If, after the Close of Escrow or termination of this Agreement, Buyer fails to perform its obligations which expressly survive the Close of Escrow or termination of this Agreement, then Seller may exercise any remedies available to it at law or in equity, in any order it deems appropriate in its sole and absolute discretion, including but not limited to seeking specific performance or damages. In such event, the liquidated damages provisions contained in Section 8.1 shall not limit Seller’s damages.

9. Condition of Property. Buyer represents and warrants that, as specified in Section 3.3.1 hereof, Buyer has inspected and conducted tests and studies of the Property, and that Buyer is familiar, in all respects, with the condition of the Property. Buyer understands and acknowledges that the Property may be subject to earthquake, fire, floods, erosion, high water table, dangerous underground soil conditions, hazardous materials and similar occurrences that may alter its condition or affect its suitability for any proposed use. Seller shall have no responsibility or liability with respect to any such occurrence. Buyer represents and warrants that Buyer is acting, and will act only, upon information obtained by Buyer directly from Buyer’s own inspection of the Property. Notwithstanding anything to the contrary contained in this Agreement, the suitability or lack of suitability of the Property for any proposed or intended use, or availability or lack of availability of (a) permits or approvals of governmental or regulatory authorities, or (b) easements, licenses or other rights with respect to any such proposed or intended use of the Property shall not affect the rights or obligations of the Buyer hereunder.

10. Property “AS IS”.

10.1 Seller’s Acquisition. Buyer acknowledges that Seller’s predecessor in title recently acquired the Property pursuant to foreclosure proceedings or proceedings in lieu of foreclosure and that Seller did not develop or construct the Property.

10.2 No Side Agreements or Representations. No person acting on behalf of Seller is authorized to make, and by execution hereof, Buyer acknowledges that no person has made any representation, agreement, statement, warranty, guarantee or promise regarding the Property or the transaction contemplated herein or the zoning, construction, physical condition or other status of the Property except as may be expressly set forth in this Agreement. No representation, warranty, agreement, statement, guarantee or promise, if any, made by any person acting on behalf of Seller which is not contained in this Agreement will be valid or binding on Seller.

10.3 AS IS CONDITION. BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS MAY BE SPECIFICALLY PROVIDED IN SECTION 6 HEREIN, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (I) THE VALUE OF THE PROPERTY; (II) THE INCOME TO BE DERIVED FROM THE PROPERTY; (III) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, INCLUDING THE POSSIBILITIES FOR FUTURE DEVELOPMENT OF THE PROPERTY; (IV) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY; (V) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY; (VI) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL GEOLOGY AND ENVIRONMENTAL CONDITION; (VII) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY INCLUDING BUT NOT LIMITED TO, TITLE III OF THE AMERICANS WITH DISABILITIES ACT OF 1990; (VIII) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY; (IX) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATION, ORDERS OR REQUIREMENTS, INCLUDING WITHOUT LIMITATION THE FEDERAL WATER POLLUTION CONTROL ACT, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976, THE CLEAN WATER

ACT, THE SAFE DRINKING WATER ACT, THE HAZARDOUS MATERIALS TRANSPORTATION ACT, THE TOXIC SUBSTANCE CONTROL ACT, AND ANY AMENDMENTS OR REGULATIONS PROMULGATED UNDER ANY OF THE FOREGOING OR SIMILAR STATE OR LOCAL LAWS OR REGULATIONS; (X) THE PRESENCE OR ABSENCE OF HAZARDOUS SUBSTANCES, MATERIALS OR WASTES, POLLUTANTS OR CONTAMINANTS, AT, ON, UNDER, OR ADJACENT TO THE PROPERTY; (XI) THE CONTENT, COMPLETENESS OR ACCURACY OF THE DUE DILIGENCE ITEMS OR TITLE COMMITMENT; (XII) THE CONFORMITY OF THE IMPROVEMENTS TO ANY PLANS OR SPECIFICATIONS FOR THE PROPERTY, INCLUDING ANY PLANS AND SPECIFICATIONS THAT MAY HAVE BEEN OR MAY BE PROVIDED TO BUYER; (XIII) THE CONFORMITY OF THE PROPERTY TO PAST, CURRENT OR FUTURE APPLICABLE ZONING OR BUILDING REQUIREMENTS; (XIV) DEFICIENCY OF ANY UNDERSHORING; (XV) DEFICIENCY OF ANY DRAINAGE; (XVI) THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTY; OR (XVII) THE FACT THAT ALL OR A PORTION OF THE PROPERTY MAY BE LOCATED ON OR NEAR AN EARTHQUAKE FAULT LINE; FLOOD ZONE OR OTHER NATURAL HAZARD OR (XVIII) WITH RESPECT TO ANY OTHER MATTER.

10.4 BUYER’S WAIVER AND RELEASE. AS PART OF BUYER’S AGREEMENT TO PURCHASE AND ACCEPT THE PROPERTY “AS-IS WHERE-IS”, AND NOT AS A LIMITATION ON SUCH AGREEMENT, BUYER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY AND ALL ACTUAL OR POTENTIAL RIGHTS BUYER MIGHT HAVE REGARDING ANY FORM OF WARRANTY, EXPRESS OR IMPLIED, OF ANY KIND OR TYPE, RELATING TO THE PROPERTY OR ANY OF THE MATTERS REFERRED TO IN SECTION 10.3 ABOVE (COLLECTIVELY, THE “PROPERTY CONDITION”). SUCH WAIVER IS ABSOLUTE, COMPLETE, TOTAL AND UNLIMITED IN ALL RESPECTS SUCH WAIVER INCLUDES, BUT IS NOT LIMITED TO, A WAIVER OF EXPRESS WARRANTIES, IMPLIED WARRANTIES, WARRANTIES OF FITNESS FOR A PARTICULAR USE, WARRANTIES OF MERCHANTABILITY, WARRANTIES OF HABITABILITY, STRICT LIABILITY RIGHTS, AND CLAIMS, LIABILITIES, DEMANDS OR CAUSES OF ACTION OF EVERY KIND AND TYPE, WHETHER STATUTORY, CONTRACTUAL OR UNDER TORT PRINCIPLES, AT LAW OR IN EQUITY, INCLUDING, BUT NOT LIMITED TO, CLAIMS REGARDING DEFECTS WHICH MIGHT HAVE BEEN DISCOVERABLE, CLAIMS REGARDING DEFECTS WHICH WERE NOT OR ARE NOT DISCOVERABLE, PRODUCT LIABILITY CLAIMS, PRODUCT LIABILITY TYPE CLAIMS, ALL OTHER EXTANT OR LATER CREATED OR CONCEIVED OF STRICT LIABILITY OR STRICT LIABILITY TYPE CLAIMS AND RIGHTS, AND ANY CLAIMS UNDER ANY ENVIRONMENTAL HEALTH OR SAFETY LAWS. EFFECTIVE UPON THE CLOSING DATE, AND TO THE FULLEST EXTENT PERMITTED BY LAW, BUYER HEREBY RELEASES, DISCHARGES AND FOREVER ACQUITS SELLER AND THE SELLER ENTITIES (AS SUCH TERM IS HEREINAFTER DEFINED) AND ALL OF THEIR OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS AND INDEPENDENT CONTRACTORS AND THE SUCCESSOR

OF EACH AND EVERY ONE OF THEM FROM ALL DEMANDS, CLAIMS, LIABILITIES, OBLIGATIONS, COSTS AND EXPENSES WHICH BUYER MAY SUFFER OR INCUR RELATING TO THE PROPERTY CONDITIONS OR ANY OTHER ASPECT OF THE PROPERTY (EXCEPT WITH RESPECT TO THE OBIGATIONS OF SELLER, IF ANY, UNDER THIS AGREEMENT). AS PART OF THE PROVISIONS OF THIS SECTION 10, BUT NOT AS A LIMITATION THEREON, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT THE MATTERS RELEASED HEREIN ARE NOT LIMITED TO MATTERS WHICH ARE KNOWN OR DISCLOSED, AND BUYER HEREBY WAIVES ANY AND ALL RIGHTS AND BENEFITS WHICH IT NOW HAS, OR IN THE FUTURE MAY HAVE CONFERRED UPON IT, BY VIRTUE OF THE PROVISIONS OF FEDERAL, STATE OR LOCAL LAW, RULES OR REGULATIONS WHICH PROVIDE THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MAY HAVE MATERIALLY AFFECTED HIS DECISION WHETHER OR NOT TO PURCHASE THE PROPERTY.

IN THIS CONNECTION AND TO THE EXTENT PERMITTED BY LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH MIGHT IN ANY WAY BE INCLUDED IN THE WAIVERS AND MATTERS RELEASED AS SET FORTH IN THIS SECTION 10. THE PROVISIONS OF THIS SECTION 10 ARE MATERIAL AND INCLUDED AS A MATERIAL PORTION OF THE CONSIDERATION GIVEN TO SELLER BY BUYER IN EXCHANGE FOR SELLER’S PERFORMANCE HEREUNDER.

10.5 LIMITATION OF LIABILITY. BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS OTHERWISE EXPRESSLY AND SPECIFICALLY PROVIDED FOR IN THIS AGREEMENT, NEITHER BUYER NOR ITS SUCCESSORS OR ASSIGNS SHALL HAVE ANY RECOURSE AGAINST SELLER OR THE SELLER ENTITIES OR ANY PARTNER, OFFICER, DIRECTOR, EMPLOYEE, PERSON, FIRM, AGENT OR REPRESENTATIVE ACTING OR PURPORTING TO ACT ON BEHALF OF SELLER AND/OR THE SELLER ENTITIES. THE PROVISIONS OF SECTION 10.1 THROUGH 10.5 SHALL SURVIVE THE CLOSE OF ESCROW.

SELLER HAS GIVEN BUYER MATERIAL CONCESSIONS REGARDING THIS TRANSACTION IN EXCHANGE FOR BUYER AGREEING TO THE PROVISIONS

OF THIS SECTION 10. THE TERMS AND PROVISIONS OF THIS SECTION 10 SHALL SURVIVE THE CLOSING OR THE TERMINATION OF THIS AGREEMENT FOR ANY REASON. SELLER AND BUYER HAVE EACH INITIALED THIS SECTION 10 TO FURTHER INDICATE THEIR AWARENESS AND ACCEPTANCE OF EACH AND EVERY PROVISION HEREOF.

WJD	SW
SELLER’S INITIALS	BUYER’S INITIALS

11. Governmental Approvals. Nothing contained in this Agreement shall be construed as authorizing Buyer to apply for a zone change, variance, subdivision map, lot line adjustment, or other discretionary governmental act, approval or permit with respect to the Property prior to the Close of Escrow, and Buyer agrees not to do so without Seller’s prior written approval, which approval may be withheld in Seller’s sole and absolute discretion. Buyer agrees not to submit any reports, studies or other documents, including, without limitation, plans and specifications, impact statements for water, sewage, drainage or traffic, environmental review forms, or energy conservation checklists to any governmental agency, or any amendment or modification to any such instruments or documents prior to the Close of Escrow unless first approved by Seller, which approval Seller may withhold in Seller’s sole discretion. Buyer’s obligation to purchase the Property shall not be subject to or conditioned upon Buyer’s obtaining any variances, zoning amendments, subdivision map, lot line adjustment or other discretionary governmental act, approval or permit.

12. Hazardous Materials. If Buyer discovers any hydrocarbon substances, polychlorinated biphenyls, or any other hazardous or toxic substances, wastes or materials pollutants or contaminants pollutants or contaminants (as determined under federal, state or local law then in effect), asbestos or asbestos-bearing materials or other environmental condition subject to legal requirements for corrective action or affecting the Property, Buyer shall immediately notify Seller, and if such discovery is made after the Close of Escrow, Buyer shall cause the condition to be corrected in accordance with applicable law. From and after the Close of Escrow, Buyer shall protect, defend, indemnify and hold Seller and its parent company and their respective affiliates and subsidiaries, and their respective directors, officers, participants, employees and agents (collectively, “Seller Entities”) free and harmless from and against any and all claims (including third party claims), demands, losses, liabilities, damages, costs and expenses, including, without limitation, investigatory expenses, clean-up costs and reasonable attorneys’ fees of whatever kind or nature arising from or in any way connected with the Property condition or any other aspect of the Property, no matter whether earlier discoverable or not and any effort of Buyer and/or Buyer’s contractors to correct the same. Buyer’s obligations of indemnity set forth herein shall survive the Close of Escrow and shall not be merged with the Deed.

If Seller has furnished to Buyer any Phase I report (a “Phase I Report”), Buyer acknowledges and agrees that Seller has not made any representations or warranties regarding the Phase I Report nor the content, completeness or accuracy of the Phase I Report and that Seller shall have no liability for any of the soil, environmental or structural conditions or any other conditions or matters described in the Phase I Report or otherwise. Buyer acknowledges and agrees that Buyer has been provided with an adequate opportunity to review the Phase I Report and to retain its own consultants and experts to review the Report and conduct its own inspections and examinations of the Property and all matters relating to the Property. By its execution of this Agreement, Buyer (1) acknowledges that it is fully aware of the matters described in the Phase I Report, a copy of which Buyer has received and has reviewed and (2) after receiving advice of its legal counsel, waives any and all rights or remedies whatsoever, express or implied, Buyer may have against Seller, including remedies for damages arising out of or resulting from any unknown, unforeseen or unanticipated presence or release of any hazardous substances from or on the Property. The provisions of this paragraph shall survive the Close of Escrow and shall not be merged with the Deed.

13. Indemnification. Buyer shall indemnify, defend, protect and hold harmless Seller and its partners, affiliates, subsidiaries, directors, officers, participants, attorneys, employees, consultants and agents, from and against any and all damages, losses, liabilities, costs or expenses whatsoever (including reasonable attorneys’ fees and costs) and claims therefor (collectively, “Claims”), whether direct or indirect, known or unknown, or foreseen or unforeseen, which may arise from or be related to (a) any inaccuracy in any representation or warranty made by Buyer in this Agreement, (b) Buyer’s breach of any covenant or agreement contained in this Agreement, unless Seller has received Liquidated Damages for such breach pursuant to Section 8.1 of this Agreement, in which event this Section 13 will not apply, or (c) Buyer’s activities on or ownership of the Property, regardless of how such Claim arises or when the events giving rise to such Claim occurred, including, but not limited to, the acts or omissions of Buyer or its employees, agents, suppliers or contractors. Buyer’s obligations hereunder shall survive the termination of this Agreement and Close of Escrow and shall not be merged with the Deed.

14. Miscellaneous.

14.1 Waiver of Trial by Jury. Seller and Buyer, to the extent they may legally do so, hereby expressly waive any right to trial by jury of any claim, demand, action, cause of action, or proceeding arising under or with respect to this Agreement, or in any way connected with, or related to, or incidental to, the dealings of the parties hereto with respect to this Agreement or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and irrespective of whether sounding in contract, tort, or otherwise. To the extent they may legally do so, Seller and Buyer hereby agree that any such claim, demand, action, cause of action, or proceeding shall be decided by a court trial without a jury and that any party hereto may file an original counterpart or a copy of this Section with any court as written evidence of the consent of the other party or parties hereto to waiver of its or their right to trial by jury.

14.2 Attorneys’ Fees. If any action or proceeding is commenced by either party to enforce its rights under this Agreement or to collect damages as a result of the breach of any of the provisions of this Agreement, the prevailing party in such action or proceeding, including any bankruptcy, insolvency or appellate proceedings, shall be entitled to recover all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and court costs, in addition to any other relief awarded by the court. The provisions of this Section 14.2 will survive the Close of Escrow or the termination of this Agreement.

14.3 Notices. All notices, demands, approvals, and other communications provided for in this Agreement shall be in writing and shall be effective upon the earliest of the following to occur: (a) when delivered to the recipient; (b) one (1) business day after deposit with a nationally recognized overnight-guaranteed delivery service; (c) three (3) business days after deposit in a sealed envelope in the United States mail, postage prepaid by registered or certified mail, return receipt requested, addressed to the recipient as set forth in Sections 1.1 and 1.8, as the case may be; or (d) when received by facsimile or by e-mail transmittal at the email address or phone number set forth in Sections 1.1 and 1.8, as the case may be, during regular business hours (if such email or fax transmittal is received after business hours, then such notice shall be deemed effective the following business day). All notices to Seller shall be sent to Seller’s Address. All notices to Buyer shall be sent to Buyer’s Address. All notices to Title Company shall be sent to Title Company’s Address. If the date on which any notice to be given hereunder falls on a Saturday, Sunday or legal holiday, then such date shall automatically be extended to the next business day immediately following such Saturday, Sunday or legal holiday. The foregoing addresses may be changed by written notice given in accordance with this Section.

14.4 Amendment; Complete Agreement. All amendments and supplements to this Agreement must be in writing and executed by Buyer and Seller. This Agreement contains the entire agreement and understanding between Buyer and Seller concerning the subject matter of this Agreement and supersedes all prior agreements, terms, understandings, conditions, representations and warranties, whether written or oral, made by Buyer or Seller concerning the Property or the other matters which are the subject of this Agreement. This Agreement has been drafted through a joint effort of the parties and their counsel and, therefore, shall not be construed in favor of or against either of the parties.

14.5 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the state in which the Property is located applicable to contracts made and to be performed within that state, without regard to choice or conflicts of law rules of any jurisdiction that would result in the application of other laws.

14.6 Severability. If any provision of this Agreement or application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement (including the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable) shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

14.7 Counterparts and Headings. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one agreement. The headings to sections of this Agreement are for convenience of reference only and shall not be used in interpreting this Agreement.

14.8 Time of the Essence. Time is of the essence of this Agreement.

14.9 Waiver. No waiver by Buyer or Seller of any of the terms or conditions of this Agreement or any of their respective rights under this Agreement shall be effective unless such waiver is in writing and signed by the party charged with the waiver.

14.10 Third Parties. This Agreement is entered into for the sole benefit of Buyer and Seller and their respective permitted successors and assigns. No party other than Buyer and Seller and such permitted successors and assigns shall have any right of action under or rights or remedies by reason of this Agreement.

14.11 Additional Documents. Each party agrees to perform any further acts and to execute and deliver such further documents which may be reasonably necessary to carry out the terms of this Agreement.

14.12 Independent Counsel. Buyer and Seller each acknowledge that: (i) they have been represented by independent counsel in connection with this Agreement; (ii) they have executed this Agreement with the advice of such counsel; and (iii) this Agreement is the result of negotiations between the parties hereto and the advice and assistance of their respective counsel. The fact that this Agreement was prepared by Seller as a matter of convenience shall have no import or significance. Any uncertainty or ambiguity in this Agreement shall not be construed against Seller because Seller prepared this Agreement in its final form.

14.13 Assignment. Buyer shall neither assign its rights nor delegate its obligations hereunder without obtaining Seller’s prior written consent, which may be withheld in Seller’s sole but reasonable discretion. In no event shall any assignment relieve Buyer from its obligations under this Agreement. Any purported or attempted assignment or delegation without obtaining Seller’s prior written consent shall be void and of no effect. Notwithstanding the foregoing, Buyer shall have a one-time right to assign this Agreement to an entity in which Buyer shall be the sole managing partner, or a member or venturer that owns at least 50% of the ownership interests, without Seller’s consent; provided that all of Buyer’s representations in Section 7 hereof shall remain true and correct with respect to the assignee. Buyer shall notify Seller in writing of the identity of any assignee of Buyer no later than seven (7) days prior to the Closing Date and shall provide Seller with a copy of (i) the fully-executed assignment and assumption agreement between Buyer and its assignee; (ii) assignee’s organizational chart, which shall be made a part of Exhibit “I”; and (iii) any and all entity and authority documentation, including but not limited to, certificates of good standing and certificates of formation, to be provided to Seller and Seller’s counsel as set forth in Section 1.8 of this Agreement, prior to the Closing Date.

14.14 Successors and Assigns. Subject to the restrictions on transfer set forth in Section 14.13 hereof, this Agreement shall be binding upon and inure to the benefits of the heirs, successors and assigns of the parties hereto. In no event shall Buyer have any right to delay or postpone the Close of Escrow to create a partnership, corporation or other form of business association or to obtain financing to acquire title to the Property or to coordinate with any other sale, transfer, exchange or conveyance.

14.15 Exhibits. Each reference to a Section or Exhibit in this Agreement shall mean the sections of this Agreement and the exhibit attached to this Agreement, unless the context requires otherwise. Each such exhibit is incorporated herein by this reference.

14.16 No Reservation of Property. The preparation and/or delivery of unsigned drafts of this Agreement shall not create any legally binding rights in the Property and/or obligations of the parties, and Buyer and Seller acknowledge that this Agreement shall be of no effect until it is duly executed by both Buyer and Seller.

14.17 Duty of Confidentiality. Buyer represents and warrants that it shall keep all information and/or reports obtained from Seller, or related to or connected with the Property, the Seller, or this transaction, confidential and will not disclose any such information to any person or entity without obtaining the prior written consent of Seller, which consent shall not be unreasonably withheld, conditioned or delayed. If Buyer has executed a separate confidentiality agreement in favor of Seller, this Section shall be supplemental to and not in derogation of the provisions of such confidentiality agreement.

14.18 Business Day. If the Closing Date or the day for performance of any act required under this Agreement falls on a Saturday, Sunday or legal holiday in the State in which the Property is located, then the Closing Date or the day for such performance, as the case may be, shall be the next following regular business day.

14.19 Recording. This Agreement may not be recorded by any party hereto.

14.20 Exhibit “I”. Exhibit “I” attached hereto may contain one or more notices, statements and certificates for delivery to Buyer.

14.21 State Law Provisions.

(a) Rollback Taxes. In the event the Real Property has been assessed for property tax purposes at such rates as could result in “roll back” taxes upon changes in land usage or ownership of the Real Property, Buyer agrees to pay all such taxes and indemnify and save Seller harmless from and against any and all claims and liabilities for such taxes.

(b) DPTA WAIVER. TO THE EXTENT NOW OR HEREAFTER APPLICABLE, EACH PARTY HEREBY WAIVES ITS RIGHTS, IF ANY,

UNDER THE DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ., TEXAS BUSINESS & COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, EACH PARTY VOLUNTARILY CONSENTS TO THIS WAIVER.

(c) Notice Regarding Possible Liability for Additional Taxes. If, for the current ad valorem tax year, the taxable value of the Property is determined by a special appraisal method that allows for appraisal of the Property at less than its market value, the person or entity to whom the Property is transferred may not be allowed to qualify the Property for that special appraisal in a subsequent tax year and the Property may then be appraised at its full market value. In addition, the transfer of the Property or a subsequent change in the use of the Property may result in the imposition of an additional tax plus interest as a penalty for the transfer or change in the use of the Property. The taxable value of the Property and the applicable method of appraisal for the current tax year is public information and may be obtained from the tax appraisal district established for the county in which the Property is located.

(d) Tide Waters. Except as may be indicated by a description of the Property and/or in the Title Commitment or Title Report or Abstract of Title, Seller has no current actual knowledge that the Property is abuts the tidally influenced waters of the State of Texas. In this regard, however, Seller hereby notifies Buyer pursuant to Section 33.135 of the Texas Natural Resources Code, as follows:

If the Property adjoins or abuts tidally influenced waters, the following notice shall be applicable. (1) The Property adjoins and shares a common boundary with the tidally influenced submerged lands of the state. The boundary is subject to change and can be determined accurately only by a survey on the ground made by a licensed state land surveyor in accordance with the original grant from the sovereign. The owner of the Property may gain or lose portions of the tract because of changes in the boundary. (2) The seller, transferor, or grantor has no knowledge of any prior fill as it relates to the Property. (3) State law prohibits the use, encumbrance, construction, or placing of any structure in, on, or over state-owned submerged lands below the applicable tide line, without proper permission. (4) The purchaser or grantee is hereby advised to seek the advice of an attorney or other qualified person as to the legal nature and effect of the facts set forth in this notice on the Property. Information regarding the location of the applicable tide line as to the Property may be obtained from the surveying division of the General Land Office in Austin.

(e) Annexation. If the Property is located outside the limits of a municipality, Seller hereby notifies Buyer, as contemplated in Section 5.011 of the Texas Property Code, that the Property may now or later be included in the extraterritorial jurisdiction of a municipality and may now or later be subject to annexation by the municipality. Each municipality maintains a map that depicts its boundaries and extraterritorial jurisdiction. To determine if the Property is located within a municipality’s extraterritorial jurisdiction or is likely to be located within a municipality’s extraterritorial jurisdiction, contact all municipalities located in the general proximity of the Property for further information.

(f) Property Located In A Certificated Service Area Of A Utility Service Provider. If the Property is located in a certified water or sewer service area, Seller hereby notifies Buyer as follows, as is contemplated in Section 13.257 of the Texas Water Code: The Property that you are about to purchase may be located in a certificated water or sewer service area, which is authorized by law to provide water or sewer service to the properties in the certificated area. If your property is located in a certificated area there may be special costs or charges that you will be required to pay before you can receive water or sewer service. There may be a period required to construct lines or other facilities necessary to provide water or sewer service to your property. You are advised to determine if the property is in a certificated area and contact the utility service provider to determine the cost that you will be required to pay and the period, if any, that is required to provide water or sewer service to your property. The undersigned Buyer hereby acknowledges receipt of the foregoing notice at or before the execution of a binding Agreement for the purchase of the Property or at closing of purchase of the Property.

(g) Public Improvement Districts. Except as may be indicated by a description of the Property and/or in the Title Commitment or Title Report or Abstract of Title, Seller has no current actual knowledge that the Property is located in a public improvement district. Nevertheless, as a courtesy to Buyer, Seller hereby notifies Buyer as follows: If the Property is located in a public improvement district, then as a purchaser of the Property you are obligated to pay an assessment to a municipality or county for an improvement project undertaken by a public improvement district under Chapter 372 of the Texas Local Government Code. The assessment may be due annually or in periodic installments. More information concerning the amount of the assessment and the due dates of that assessment may be obtained from the municipality or county levying the assessment. The amount of the assessments is subject to change. Your failure to pay the assessments could result in a lien on and the foreclosure of your property.

(h) Texas Agricultural Development District. Except as may be indicated by a description of the Property and/or in the Title Commitment or Title Report or Abstract of Title obtained by Buyer, Seller has no current actual knowledge that the Property is located in a Texas Agricultural Development District. For additional information, Buyer is urged to contact the Texas Department of Agriculture.

(i) Gulf Intracoastal Waterway. Except as may be indicated by a description of the Property and/or in the Title Commitment or Title Report or Abstract of Title obtained by Buyer, Seller has no current actual knowledge that the Property is located in the Gulf Intracoastal Waterway (which is a coastal canal from Brownsville, Texas, to the Okeechobee waterway at Fort Myers, Florida, the Texas portion extending 426 miles, from Sabine Pass to the mouth of the Brownsville Ship Channel at Port Isabel) or seaward of the longitudinal line also known as 97 degrees, 12’, 19” which runs southerly to the international boundary from the intersection of the centerline of the Gulf Intracoastal Waterway and the Brownsville Ship Channel. Nevertheless, as a courtesy to Buyer, Seller hereby gives Buyer the notice that is set out in Section 61.025 of the Texas Natural Resources Code for properties that are located within such prescribed area:

DISCLOSURE NOTICE CONCERNING LEGAL AND ECONOMIC RISKS OF PURCHASING COASTAL REAL PROPERTY NEAR A BEACH

WARNING: THE FOLLOWING NOTICE OF POTENTIAL RISKS OF ECONOMIC LOSS TO YOU AS THE PURCHASER OF COASTAL REAL PROPERTY IS REQUIRED BY STATE LAW.

•	READ THIS NOTICE CAREFULLY. DO NOT SIGN THIS AGREEMENT UNTIL YOU FULLY UNDERSTAND THE RISKS YOU ARE ASSUMING.

•	BY PURCHASING THIS PROPERTY, YOU MAY BE ASSUMING ECONOMIC RISKS OVER AND ABOVE THE RISKS INVOLVED IN PURCHASING INLAND REAL PROPERTY.

•	IF YOU OWN A STRUCTURE LOCATED ON COASTAL REAL PROPERTY NEAR A GULF COAST BEACH, IT MAY COME TO BE LOCATED ON THE PUBLIC BEACH BECAUSE OF COASTAL EROSION AND STORM EVENTS.

•	AS THE OWNER OF A STRUCTURE LOCATED ON THE PUBLIC BEACH, YOU COULD BE SUED BY THE STATE OF TEXAS AND ORDERED TO REMOVE THE STRUCTURE.

•	THE COSTS OF REMOVING A STRUCTURE FROM THE PUBLIC BEACH AND ANY OTHER ECONOMIC LOSS INCURRED BECAUSE OF A REMOVAL ORDER WOULD BE SOLELY YOURRESPONSIBILITY.

The real property described in this Agreement is located seaward of the Gulf Intracoastal Waterway to its southernmost point and then seaward of the longitudinal line also known as 97 degrees, 12’, 19” which runs southerly to the international boundary from the intersection of the centerline of the Gulf Intracoastal Waterway and the Brownsville Ship Channel. If the property is in close proximity to a beach fronting the Gulf of Mexico, the purchaser is hereby advised that the public has acquired a right of use or easement to or over the area of any public beach by prescription, dedication, or presumption, or has retained a right by virtue of continuous right in the public since time immemorial, as recognized in law and custom.

The extreme seaward boundary of natural vegetation that spreads continuously inland customarily marks the landward boundary of the public easement. If there is no clearly marked natural vegetation line, the landward boundary of the easement is as provided by Sections 61.016 and 61.017, Natural Resources Code.

Much of the Gulf of Mexico coastline is eroding at rates of more than five feet per year. Erosion rates for all Texas Gulf property subject to the open beaches act are available from the Texas General Land Office.

State law prohibits any obstruction, barrier, restraint, or interference with the use of the public easement, including the placement of structures seaward of the landward boundary of the easement. OWNERS OF STRUCTURES ERECTED SEAWARD OF THE VEGETATION LINE (OR OTHER APPLICABLE EASEMENT BOUNDARY) OR THAT BECOME SEAWARD OF THE VEGETATION LINE AS A RESULT OF PROCESSES SUCH AS SHORELINE EROSION ARE SUBJECT TO A LAWSUIT BY THE STATE OF TEXAS TO REMOVE THE STRUCTURES.

The purchaser is hereby notified that the purchaser should:

(1) determine the rate of shoreline erosion in the vicinity of the real property; and

(2) seek the advice of an attorney or other qualified person before executing this Agreement or instrument of conveyance as to the relevance of these statutes and facts to the value of the property the purchaser is hereby purchasing or agreeing to purchase.

(k) Notice of Location of Property in the Area of the Alignment of a Transportation Project. Except as may be indicated by a description of the Property and/or in the Title Commitment or Title Report or Abstract of Title obtained by Buyer, Seller has no current actual knowledge that the Property is located in the area of the alignment of a transportation district. Nevertheless, as a courtesy to Buyer, Seller hereby notifies Buyer as follows: The Property may be located within the area of the alignment of a transportation project as shown on a final environmental decision document that is applicable to the future transportation corridor identified in an agreement between the Texas Department of Transportation and the county in which the Property is located under Section 201.619 of the Texas Transportation Code.

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IN WITNESS WHEREOF, Buyer and Seller do hereby execute this Agreement as of the Effective Date.

SELLER:	TRITEX REAL ESTATE ADVISORS II, INC.,
a Delaware corporation

	By:	/s/ W. John Dziadul
		Name:	W. John Dziadul,
		Title:	Assistant Corporate Secretary
		Date:	3/19/12

[CORPORATE SEAL]

BUYER:	RRE BRISTOL HOLDINGS, LLC,
a Delaware limited liability company

	By:	/s/ Shelle Weisbaum
	Name:	Shelle Weisbaum
	Title:	Vice President
	Date:	3/15/12

JOINDER BY AGENT

The undersigned has joined in the execution of this Agreement for the sole purpose of consenting and agreement to the provisions of Paragraph 4 hereof, and acknowledging and agreeing that they are bound by the terms thereof

APARTMENT REALTY ADVISORS

By:	/s/ David Wylie
Title:	Principal
Name:	David Wylie

Acceptance by Title Company

Title Company acknowledges receipt of the foregoing Agreement on the date set forth below, and accepts the instructions contained therein.

Dated: March 19, 2012	TITLE COMPANY:

CHICAGO TITLE INSURANCE COMPANY

	By:	/s/ Authorized Signatory
		Name:	Authorized Signatory
Title:

EXHIBIT LIST

EXHIBIT “A”	-	Legal Description

EXHIBIT “B”	-	Form of Special Warranty Deed

EXHIBIT “C”	-	Form of General Assignment

EXHIBIT “D”	-	Form of Bill of Sale

EXHIBIT “E”	-	Non-Foreign Certificate

EXHIBIT “F”	-	Ownership Affidavit

EXHIBIT “G”	-	Brokerage Commissions and Security Deposits

EXHIBIT “H”	-	Tenant Notice Letter

EXHIBIT “I”	-	Buyer’s Organizational Chart

EXHIBIT “J”	-	Contracts

EXHIBIT “A”

LEGAL DESCRIPTION

Description of a 31.8817 acre (1,388,768 square feet) tract of land being all of Unrestricted Reserve “A”, “B”, “C” and “D” of REDFORD PARK as recorded in Volume 285, Page 12 of the Harris County Map Records, in the S. Pelligrini Survey, Abstract No. 815, in the City of Houston, Harris County, Texas and being more fully described by metes and bounds as follows (with bearings referenced to said plat of REDFORD PARK):

BEGINNING at a  5/8-inch found in the northeasterly right-of-way line of the Gulf Freeway (Interstate Highway 45,300 feet wide as described in Volume 1549, Page 98 of the Harris County Deed Records) marking the southwest corner of FREEWAY MANOR SECTION ONE (as recorded in Volume 40, Page 33 of the Harris County Map Records) and the northwest corner of said REDFORD PARK;

THENCE, North 87° 02’ 58” East, along the common south line of said FREEWAY MANOR SECTION ONE and the north line of said REDFORD PARK, a distance of 2,070.80 feet to a  1/2-iron rod found in the common line between the Pelligrini Survey and the John Gay Survey, Abstract No. 310, and being the northwest corner of a 60-foot wide Drainage Easement to the State of Texas (by Volume 4989, Page 107 of the Harris County Deed Records) and the northeast corner of said REDFORD PARK;

THENCE, South 03° 03’ 02” East, along an east line of said REDFORD PARK and a west line of said State of Texas Drainage Easement, a distance of 120.00 feet to a  1/2-inch iron rod found for corner;

THENCE, South 48° 00’ 02” East, along an east line of said REDFORD PARK and a west line of said State of Texas Drainage Easement, a distance of 7.08 feet to a  5/8-inch iron rod found for corner;

THENCE, South 03° 03’ 02” East, along an east line of said REDFORD PARK and a west line of said State of Texas Drainage Easement, a distance of 679.17 feet to a  5/8-inch iron rod set for the common southeast corner of said REDFORD PARK and the northeast corner of RACETRAC EDGEBROOK SUBDIVISION as recorded in Film Code No. 381026 of the Harris County Map Records;

THENCE, South 87° 03’ 41” West, along the south line of said REDFORD PARK the north line of said RACETRAC EDGEBROOK SUBDIVISION, the north line of a Bank of America Texas, N.A. tract as described in Harris County Clerk’s File No. P070175, the north line of a C.O. Properties No. 3 tract as described in Harris County Clerk’s File No. N031921, the north line of Weingarten Realty Investors in Harris County Clerk’s File No. N394724, Weingarten Markets Realty Company in Volume 4380, Page 188 of the Harris County Deed Records, Bobby L. Stevener, Trustee, in Harris County Clerk’s File No. P338224 and Animal Emergency Associates, Inc. in Harris

County Clerk’s File Nos. P319591 and P319592, a distance of 1632.60 feet to a  5/8-inch iron rod found in the northeast right-of-way line of the aforementioned Gulf Freeway and being in the arc of a curve to the right;

THENCE, northwesterly, along the northeast right-of-way line of said Gulf Freeway and along said curve to the right, having a radius of 5,585.65 feet, through a central angle of 01° 13’ 59” (the chord bears North 32° 26’ 01” West, a distance of 120.20 feet) an arc distance of 120.20 feet to a  5/8-inch iron rod found for the point of tangency of said curve, from which a TXDOT monument bears South 46° 59’ 53” West a distance of 1.00 foot;

THENCE, North 31° 49’ 02” West, continuing along the northeast right-of-way line of said Gulf Freeway, a distance of 176.31 feet to a  5/8-inch iron rod found for the southwest end of a cut back line;

THENCE, North 13° 10’ 58” East, along said corner cut back line, a distance of 14.14 feet to a  5/8-inch iron rod found in the southerly right-of-way line of said Redford Road;

THENCE, North 58° 10’ 58” East, along the southerly right-of-way line of said Redford Road, a distance of 117.37 feet to a  5/8-inch iron rod found for the point of curvature of a curve to the right (Redford Road right-of-way begins to transition at this point);

THENCE, northeasterly, along the southerly right-of-way line of said Redford Road and along said curve to the right, having a radius of 270.00 feet, through a central angle of 28° 52’ 00” (the chord bears North 72° 36’ 58” East, a distance of 134.60 feet) an arc distance of 136.03 feet to a  5/8-inch iron rod found for the point of tangency of said curve (Redford Road is 60 feet wide at this point);

THENCE, North 87° 02’ 58” East, along the south right-of-way line of said Redford Road, a distance of 57.78 feet to a  5/8-inch iron rod found for the point of curvature of a curve to the right;

THENCE, southeasterly, along the south right-of-way line of said Redford Road and along said curve to the right, having a radius of 2,290.00 feet, through a central angle of 06° 39’ 44” (the chord bears South 89° 37’ 10” East, a distance of 266.12 feet) an arc distance of 266.27 feet to a  5/8-inch iron rod set for the point of tangency of said curve;

THENCE, South 86° 17’ 18” East, along the south right-of-way line of said Redford Road, a distance of 50.00 feet to a  5/8-inch iron rod set for the point of curvature of a curve to the left;

THENCE, northeasterly, along the south right-of-way line of said Redford Road and along said curve to the left, having a radius of 1,590.00 feet,

through a central angle of 13° 19’ 27” (the chord bears North 87° 02’ 59” East, a distance of 368.92 feet) an arc distance of 369.76 feet to a  5/8-inch iron rod found for the point of tangency of said curve;

THENCE, North 80° 23’ 14” East, along the south right-of-way line of said Redford Road, a distance of 50.00 feet to a  5/8-inch iron rod found for the point of curvature of a curve to the right;

THENCE, easterly, along the south right-of-way line of said Redford Road and along said curve to the right, having a radius of 2,290.00 feet, through a central angle of 07° 01’ 52” (the chord bears North 83° 54’ 11” East, a distance of 280.84 feet) an arc distance of 281.02 feet to a  5/8-inch iron rod found for the point of compound curvature of a curve to the right;

THENCE, southeasterly, along the south right-of-way line of said Redford Road and along said compound curve to the right, having a radius of 370.00 feet, through a central angle of 12° 16’ 27” (the chord bears South 86° 26’ 40” East, a distance of 79.11 feet) an arc distance of 79.26 feet to a  5/8-inch iron rod set for the point of compound curvature of a transitional curve at the west end of a cul-de sac;

THENCE, southeasterly, along the southerly right-of-way line of said Redford Road and along said compound curve to the right, having a radius of 40.00 feet, through a central angle of 36° 06’ 12” (the chord bears South 62° 15’ 20” East, a distance of 24.79 feet) an arc distance of 25.20 feet to a  5/8-inch iron rod set for the point of reverse curvature to the left of a cul-de-sac curve at the east end of said Redford Road;

THENCE, along the cul-de-sac right-of-way of said Redford Road and along said cul-de-sac curve to the left, having a radius of 60.00 feet, through a central angle of 270° 10’ 05” (the chord bears North 00° 42’ 44” East, a distance of 84.73 feet) an arc distance of 282.92 feet to a  5/8-inch iron rod set for the point of curvature of a transitional reverse curve in the northerly right-of-way line of said Redford Road;

THENCE, southwesterly, along the northerly right-of-way line of said Redford Road and along said reverse curve to the right, having a radius of 40.00 feet, through a central angle of 51° 22’ 35” (the chord bears South 71° 18’ 59” West, a distance of 34.68 feet) an arc distance of 35.87 feet to a  5/8-inch iron rod found for the point of reverse curvature of a curve to the left (Redford Road is 60-feet wide at this point);

THENCE, northwesterly, along the north right-of-way line of said Redford Road and along said curve to the left, having a radius of 430.00 feet, through a central angle of 09° 35’ 09” (the chord bears North 87° 47’ 18” West, a distance of 71.86 feet) an arc distance of 71.94 feet to a  5/8-inch iron rod found for the point of compound curvature of a curve to the left;

THENCE, southwesterly, along the north right-of-way line of said Redford Road and along said curve to the left, having a radius of 2,350.00 feet, through a central angle of 07° 01’ 52” (the chord bears South 83° 54’ 11” West, a distance of 288.20 feet) an arc distance of 288.38 feet to a  5/8-inch iron rod found for the point of tangency of said curve;

THENCE, South 80° 23’ 14” West, along the north right-of-way line of said Redford Road, a distance of 50.00 feet to a  5/8-inch iron rod found for the point of curvature of a curve to the right;

THENCE, southwesterly, along the north right-of-way line of said Redford Road and along said curve to the right, heaving a radius of 1,530.00 feet, through a central angle of 13° 19’ 27” (the chord bears South 87° 02’ 59” West, a distance of 355.00 feet) an arc distance of 355.80 feet to a  5/8-inch iron rod set for the set for the point of tangency of said curve;

THENCE, North 86° 17’ 18” West, along the north right-of-way line of said Redford Road, a distance of 50.00 feet to a  5/8-inch iron rod set for the point of curvature of a curve to the left;

THENCE, northwesterly, along the northerly right-of-way line of said Redford Road and along said curve to the left, having a radius of 2,350.00 feet, through a central angle of 06° 39’ 44”, (the chord bears North 89° 37’ 10” West, a distance of 273.10 feet) an arc distance of 273.25 feet to a  5/8-inch iron rod found for the point of tangency of said curve;

THENCE, South 87° 02’ 58” West, along the north right-of-way line of said Redford Road, a distance of 99.21 feet to a  5/8-inch iron rod found for the point of curvature of a curve to the left (right-of-way of Redford Road begins widening transition at this point);

THENCE, southwesterly, along the northerly right-of-way line of said Redford Road and along said curve to the left, having a radius of 330.00 feet, through a central angle of 28° 52’ 00” (the chord bears South 72° 36’ 58” West, a distance of 164.51 feet) an arc distance of 166.26 feet to a  5/8-inch iron rod set for the point of tangency of said curve;

THENCE, South 58° 10’ 58” West, along the northerly right-of-way line of said Redford Road, a distance of 81.09 feet to a  5/8-inch iron rod found for the east end of the corner cut back line at the intersection of the northerly right-of-way line of said Redford Road and the northeast right-of-way line of the aforementioned Gulf Freeway;

THENCE, North 76° 49’ 02” West, along said corner cut back line, a distance of 14.14 feet to a  5/8-inch iron rod found in the northeast right-of-way line of said Gulf Freeway;

THENCE, North 31° 49’ 02” West, along the northeast right-of-way line of said Gulf Freeway, a distance of 522.09 feet to the POINT OF BEGINNING and containing a computed area of 31.8817 acre (1,388,768 square feet) of land.

EXHIBIT “B”

Special Warranty Deed

STATE OF	)
	) ss.	KNOW ALL BY THESE PRESENTS:
COUNTY OF	)

THAT TRITEX REAL ESTATE ADVISORS II, INC., a Delaware corporation (“Grantor”), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration paid to Grantor by RRE BRISTOL HOLDINGS, LLC, a Delaware limited liability company (“Grantee”), whose current address is c/o Resource Real Estate, Inc., 2005 Market Street, 15th Floor, Philadelphia, PA 19103, the receipt and sufficiency whereof are hereby acknowledged, has granted, sold and conveyed, and by these presents does hereby grant, sell and convey unto Grantee, all of that certain real property situated in the City of Houston, Harris County, Texas, more particularly described in Exhibit A attached hereto and incorporated herein by reference, together with all buildings, improvements and fixtures located thereon, and all rights, ways, privileges and appurtenances pertaining thereto (collectively, the “Property”).

SUBJECT, HOWEVER, to each of the matters set forth in Exhibit B attached hereto and incorporated herein by reference (the “Permitted Encumbrances”).

TO HAVE AND TO HOLD, the Property, together with all and singular the rights and appurtenances thereto in anywise belonging subject to the Permitted Encumbrances, unto Grantee, Grantee’s heirs, successors and assigns, forever; and Grantor does hereby bind Grantor and Grantor’s successors and assigns to warrant and forever defend all and singular the Property, subject to the Permitted Encumbrances, unto Grantee, Grantee’s heirs, successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

[Signature pages follow]

EXECUTED this      day of                     , 2012.

GRANTOR:

TRITEX REAL ESTATE ADVISORS II, INC., a Delaware corporation

By:
Name:	,
Title:	Assistant Corporate Secretary

STATE OF	)
) ss.
COUNTY OF	)

On                     , 2012, before me, the undersigned personally appeared                                         , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public in and for said
County and State	(SEAL)

EXHIBIT “A” TO DEED

LEGAL DESCRIPTION

Description of a 31.8817 acre (1,388,768 square feet) tract of land being all of Unrestricted Reserve “A”, “B”, “C” and “D” of REDFORD PARK as recorded in Volume 285, Page 12 of the Harris County Map Records, in the S. Pelligrini Survey, Abstract No. 815, in the City of Houston, Harris County, Texas and being more fully described by metes and bounds as follows (with bearings referenced to said plat of REDFORD PARK):

BEGINNING at a  5/8-inch found in the northeasterly right-of-way line of the Gulf Freeway (Interstate Highway 45,300 feet wide as described in Volume 1549, Page 98 of the Harris County Deed Records) marking the southwest corner of FREEWAY MANOR SECTION ONE (as recorded in Volume 40, Page 33 of the Harris County Map Records) and the northwest corner of said REDFORD PARK;

THENCE, North 87° 02’ 58” East, along the common south line of said FREEWAY MANOR SECTION ONE and the north line of said REDFORD PARK, a distance of 2,070.80 feet to a  1/2-iron rod found in the common line between the Pelligrini Survey and the John Gay Survey, Abstract No. 310, and being the northwest corner of a 60-foot wide Drainage Easement to the State of Texas (by Volume 4989, Page 107 of the Harris County Deed Records) and the northeast corner of said REDFORD PARK;

THENCE, South 03° 03’ 02” East, along an east line of said REDFORD PARK and a west line of said State of Texas Drainage Easement, a distance of 120.00 feet to a  1/2-inch iron rod found for corner;

THENCE, South 48° 00’ 02” East, along an east line of said REDFORD PARK and a west line of said State of Texas Drainage Easement, a distance of 7.08 feet to a  5/8-inch iron rod found for corner;

THENCE, South 03° 03’ 02” East, along an east line of said REDFORD PARK and a west line of said State of Texas Drainage Easement, a distance of 679.17 feet to a  5/8-inch iron rod set for the common southeast corner of said REDFORD PARK and the northeast corner of RACETRAC EDGEBROOK SUBDIVISION as recorded in Film Code No. 381026 of the Harris County Map Records;

THENCE, South 87° 03’ 41” West, along the south line of said REDFORD PARK the north line of said RACETRAC EDGEBROOK SUBDIVISION, the north line of a Bank of America Texas, N.A. tract as described in Harris County Clerk’s File No. P070175, the north line of a C.O. Properties No. 3 tract as described in Harris County Clerk’s File No. N031921, the north line of Weingarten Realty Investors in Harris County Clerk’s File No. N394724, Weingarten Markets Realty Company in Volume 4380, Page 188 of the Harris County Deed Records, Bobby L. Stevener, Trustee, in Harris County Clerk’s File No. P338224 and Animal Emergency Associates, Inc. in Harris

County Clerk’s File Nos. P319591 and P319592, a distance of 1632.60 feet to a  5/8-inch iron rod found in the northeast right-of-way line of the aforementioned Gulf Freeway and being in the arc of a curve to the right;

THENCE, northwesterly, along the northeast right-of-way line of said Gulf Freeway and along said curve to the right, having a radius of 5,585.65 feet, through a central angle of 01° 13’ 59” (the chord bears North 32° 26’ 01” West, a distance of 120.20 feet) an arc distance of 120.20 feet to a  5/8-inch iron rod found for the point of tangency of said curve, from which a TXDOT monument bears South 46° 59’ 53” West a distance of 1.00 foot;

THENCE, North 31° 49’ 02” West, continuing along the northeast right-of-way line of said Gulf Freeway, a distance of 176.31 feet to a  5/8-inch iron rod found for the southwest end of a cut back line;

THENCE, North 13° 10’ 58” East, along said corner cut back line, a distance of 14.14 feet to a  5/8-inch iron rod found in the southerly right-of-way line of said Redford Road;

THENCE, North 58° 10’ 58” East, along the southerly right-of-way line of said Redford Road, a distance of 117.37 feet to a  5/8-inch iron rod found for the point of curvature of a curve to the right (Redford Road right-of-way begins to transition at this point);

THENCE, northeasterly, along the southerly right-of-way line of said Redford Road and along said curve to the right, having a radius of 270.00 feet, through a central angle of 28° 52’ 00” (the chord bears North 72° 36’ 58” East, a distance of 134.60 feet) an arc distance of 136. 03 feet to a  5/8- inch iron rod found for the point of tangency of said curve (Redford Road is 60 feet wide at this point);

THENCE, North 87° 02’ 58” East, along the south right-of-way line of said Redford Road, a distance of 57.78 feet to a  5/8-inch iron rod found for the point of curvature of a curve to the right;

THENCE, southeasterly, along the south right-of-way line of said Redford Road and along said curve to the right, having a radius of 2,290.00 feet, through a central angle of 06° 39’ 44” (the chord bears South 89° 37’ 10” East, a distance of 266.12 feet) an arc distance of 266.27 feet to a  5/8-inch iron rod set for the point of tangency of said curve;

THENCE, South 86° 17’ 18” East, along the south right-of-way line of said Redford Road, a distance of 50.00 feet to a  5/8-inch iron rod set for the point of curvature of a curve to the left;

THENCE, northeasterly, along the south right-of-way line of said Redford Road and along said curve to the left, having a radius of 1,590.00 feet,

through a central angle of 13° 19’ 27” (the chord bears North 87° 02’ 59” East, a distance of 368.92 feet) an arc distance of 369.76 feet to a  5/8-inch iron rod found for the point of tangency of said curve;

THENCE, North 80° 23’ 14” East, along the south right-of-way line of said Redford Road, a distance of 50.00 feet to a  5/8-inch iron rod found for the point of curvature of a curve to the right;

THENCE, easterly, along the south right-of-way line of said Redford Road and along said curve to the right, having a radius of 2,290.00 feet, through a central angle of 07° 01’ 52” (the chord bears North 83° 54’ 11” East, a distance of 280.84 feet) an arc distance of 281.02 feet to a  5/8-inch iron rod found for the point of compound curvature of a curve to the right;

THENCE, southeasterly, along the south right-of-way line of said Redford Road and along said compound curve to the right, having a radius of 370.00 feet, through a central angle of 12° 16’ 27” (the chord bears South 86° 26’ 40” East, a distance of 79.11 feet) an arc distance of 79.26 feet to a  5/8-inch iron rod set for the point of compound curvature of a transitional curve at the west end of a cul-de sac;

THENCE, southeasterly, along the southerly right-of-way line of said Redford Road and along said compound curve to the right, having a radius of 40.00 feet, through a central angle of 36° 06’ 12” (the chord bears South 62° 15’ 20” East, a distance of 24.79 feet) an arc distance of 25.20 feet to a  5/8-inch iron rod set for the point of reverse curvature to the left of a cul-de-sac curve at the east end of said Redford Road;

THENCE, along the cul-de-sac right-of-way of said Redford Road and along said cul-de-sac curve to the left, having a radius of 60.00 feet, through a central angle of 270° 10’ 05” (the chord bears North 00° 42’ 44” East, a distance of 84.73 feet) an arc distance of 282.92 feet to a  5/8-inch iron rod set for the point of curvature of a transitional reverse curve in the northerly right-of-way line of said Redford Road;

THENCE, southwesterly, along the northerly right-of-way line of said Redford Road and along said reverse curve to the right, having a radius of 40.00 feet, through a central angle of 51° 22’ 35” (the chord bears South 71° 18’ 59” West, a distance of 34.68 feet) an arc distance of 35.87 feet to a  5/8-inch iron rod found for the point of reverse curvature of a curve to the left (Redford Road is 60-feet wide at this point);

THENCE, northwesterly, along the north right-of-way line of said Redford Road and along said curve to the left, having a radius of 430.00 feet, through a central angle of 09° 35’ 09” (the chord bears North 87° 47’ 18” West, a distance of 71.86 feet) an arc distance of 71.94 feet to a  5/8-inch iron rod found for the point of compound curvature of a curve to the left;

THENCE, southwesterly, along the north right-of-way line of said Redford Road and along said curve to the left, having a radius of 2,350.00 feet, through a central angle of 07° 01’ 52” (the chord bears South 83° 54’ 11” West, a distance of 288.20 feet) an arc distance of 288.38 feet to a  5/8-inch iron rod found for the point of tangency of said curve;

THENCE, South 80° 23’ 14” West, along the north right-of-way line of said Redford Road, a distance of 50.00 feet to a  5/8-inch iron rod found for the point of curvature of a curve to the right;

THENCE, southwesterly, along the north right-of-way line of said Redford Road and along said curve to the right, heaving a radius of 1,530.00 feet, through a central angle of 13° 19’ 27” (the chord bears South 87° 02’ 59” West, a distance of 355.00 feet) an arc distance of 355.80 feet to a  5/8-inch iron rod set for the set for the point of tangency of said curve;

THENCE, North 86° 17’ 18” West, along the north right-of-way line of said Redford Road, a distance of 50.00 feet to a  5/8-inch iron rod set for the point of curvature of a curve to the left;

THENCE, northwesterly, along the northerly right-of-way line of said Redford Road and along said curve to the left, having a radius of 2,350.00 feet, through a central angle of 06° 39’ 44”, (the chord bears North 89° 37’ 10” West, a distance of 273.10 feet) an arc distance of 273.25 feet to a  5/8-inch iron rod found for the point of tangency of said curve;

THENCE, South 87° 02’ 58” West, along the north right-of-way line of said Redford Road, a distance of 99.21 feet to a  5/8-inch iron rod found for the point of curvature of a curve to the left (right-of-way of Redford Road begins widening transition at this point);

THENCE, southwesterly, along the northerly right-of-way line of said Redford Road and along said curve to the left, having a radius of 330.00 feet, through a central angle of 28° 52’ 00” (the chord bears South 72° 36’ 58” West, a distance of 164.51 feet) an arc distance of 166.26 feet to a  5/8-inch iron rod set for the point of tangency of said curve;

THENCE, South 58° 10’ 58” West, along the northerly right-of-way line of said Redford Road, a distance of 81.09 feet to a  5/8-inch iron rod found for the east end of the corner cut back line at the intersection of the northerly right-of-way line of said Redford Road and the northeast right-of-way line of the aforementioned Gulf Freeway;

THENCE, North 76° 49’ 02” West, along said corner cut back line, a distance of 14.14 feet to a  5/8-inch iron rod found in the northeast right-of- way line of said Gulf Freeway;

THENCE, North 31° 49’ 02” West, along the northeast right-of-way line of said Gulf Freeway, a distance of 522.09 feet to the POINT OF BEGINNING and containing a computed area of 31.8817 acre (1,388,768 square feet) of land.

EXHIBIT “B” TO DEED

PERMITTED ENCUMBRANCES

EXHIBIT “C”

GENERAL ASSIGNMENT

THIS GENERAL ASSIGNMENT (“Assignment”) is executed by TriTex Real Estate Advisors II, Inc., a Delaware corporation (“Seller”), and RRE BRISTOL HOLDINGS, LLC, a Delaware limited liability company (“Buyer”), with reference to the following facts:

A. Seller and Buyer have entered into that certain Agreement of Purchase and Sale and Escrow Instructions dated as of March     , 2012 (“Purchase Agreement”), in which Seller has agreed to sell and Buyer has agreed to purchase the real property described in Exhibit “A” attached thereto and the improvements located thereon (collectively, the “Property”).

B. Pursuant to the Purchase Agreement and in accordance with the terms and conditions thereof, Seller has agreed to assign, without recourse, representation or warranty, to Buyer all of Seller’s right, title and interest (i) in and to any plans, specifications, reports, licenses, permits, entitlements, surveys, maps, agreements and contracts relating to the Property in Seller’s possession and to the extent assignable (collectively, the “Contracts and Documents”) subject to any rights of consent as provided therein, and (ii) all Tenant Leases and occupancy agreements demising space in or providing for the use or occupancy of the Property and any amendments or modifications thereto (collectively, the “Tenant Leases”).

THEREFORE, for valuable consideration, Seller and Buyer agree as follows:

1. Assignment. Seller hereby assigns, sells and transfers to Buyer, without recourse and without representation or warranty, and subject to the encumbrances set forth in the Special Warranty Deed from Seller to Buyer of even date herewith, all of Seller’s right, title and interest, if any, in and to (i) the Contracts and Documents (subject to any rights of consent as provided therein), and (ii) the Tenant Leases, along with only those refundable security deposits in Seller’s possession.

2. Assumption. Buyer hereby accepts such assignment and assumes all of the benefits and obligations of the Tenant Leases (including without limitation, all obligations with respect to any security deposits and interest thereon in accordance with the terms of the Tenant Leases), and the Contracts and Documents, and agrees to perform all of the covenants and obligations of lessor under the Tenant Leases and any obligations of Seller under such Contracts and Documents. Buyer further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise under the Tenant Leases and such Contracts and Documents from and after the date hereof; provided, further that Buyer shall indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise out of or in connection with any claim or loss for any security deposit in connection with any Tenant Lease, without reference to whether such security deposit was delivered to Buyer or was credited to Buyer at the closing.

3. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

4. Miscellaneous. This Assignment shall be binding on the parties and their respective successors and assigns. The headings to paragraphs of this Assignment are for convenient reference only and shall not be used in interpreting this Assignment.

5. Governing Law. This Assignment shall be governed by and interpreted in accordance with the laws of the state in which the Property is located applicable to contracts made and to be wholly performed in such state, without regard to conflicts or choice of law rules that would result in the application of other laws.

Dated:                  , 2012.

SELLER:	TRITEX REAL ESTATE ADVISORS II, INC.,
a Delaware corporation

By:
Name:
		Title:	Assistant Corporate Secretary

BUYER:			RRE BRISTOL HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:
Title:

EXHIBIT “D”

BILL OF SALE

For good and valuable consideration, the receipt of which is hereby acknowledged, TriTex Real Estate Advisors II, Inc., a Delaware corporation (“Seller”), does hereby quitclaim to RRE BRISTOL HOLDINGS, LLC, a Delaware limited liability company (“Buyer”), any and all Personal Property (as defined in the Agreement of Purchase and Sale and Escrow Instructions, dated March     , 2012, between Seller and Buyer.

Seller has executed this Bill of Sale and quitclaimed the Personal Property and Buyer has accepted this Bill of Sale and purchased the Personal Property AS IS AND WHEREVER LOCATED, WITH ALL FAULTS AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE, EXPRESS, IMPLIED, OR STATUTORY, IT BEING THE INTENTION OF SELLER AND BUYER TO EXPRESSLY NEGATE AND EXCLUDE ALL WARRANTIES WHATSOEVER, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, ANY RIGHTS OF BUYER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, ANY CLAIM BY BUYER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN WITH RESPECT TO THE PERSONAL PROPERTY, WARRANTIES CREATED BY AFFIRMATION OF FACT OR PROMISE AND ANY OTHER WARRANTIES CONTAINED IN OR CREATED BY THE UNIFORM COMMERCIAL CODE AS NOW OR HEREAFTER IN EFFECT IN THE STATE IN WHICH THE PERSONAL PROPERTY IS LOCATED, OR CONTAINED IN OR CREATED BY ANY OTHER LAW.

Dated this      day of             , 2012.

SELLER:	TRITEX REAL ESTATE ADVISORS II, INC.,
a Delaware corporation

By:
	Name:	,
	Title:	Assistant Corporate Secretary

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM THE PRECEDING PAGE]

BUYER:	RRE BRISTOL HOLDINGS, LLC,
a Delaware limited liability company

By:
Name:
Title:

2

EXHIBIT “E”

CERTIFICATE OF NON-FOREIGN STATUS

ESCROW FILE NO.                                                                                  -

Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by TriTex Real Estate Advisors II, Inc. (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:

1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2. Transferor is not a disregarded entity as defined in Sec. 1.1445-2(b)(2)(iii);

3. Transferor’s U.S. employer identification number is 27-1590584; and

4. Transferor’s office address is Monarch Plaza, Suite 2200, 3424 Peachtree Road, N.E., Atlanta, Georgia 30326.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Date:

TRITEX REAL ESTATE ADVISORS II, INC.,
a Delaware corporation

By:
Name:	,
Title:	Assistant Corporate Secretary

A disregarded entity is defined in Sec. 1.445-2(b)(2)(iii) as “an entity that is disregarded as an entity separate from its owner under Sec. 301.7701.3 of this chapter, a qualified REIT subsidiary as defined in Section 856(i), or a qualified subchapter S subsidiary under Section 1361(b)(3)(B)”.

EXHIBIT “F-1”

Form of Certificate Regarding Buyer’s Authority and Beneficial Ownership

(Partnership)

CERTIFICATE REGARDING BUYER’S AUTHORITY AND

BENEFICIAL OWNERSHIP

The undersigned are the sole partners of RRE BRISTOL HOLDINGS, LLC, a Delaware limited liability company (the “Partnership”), and does hereby certify to TRITEX REAL ESTATE ADVISORS II, INC., a Delaware corporation, its successors and assigns (“TriTex”), as follows:

1. The Partnership is in good standing under the laws of such state and under the laws of any other state in which it is required to qualify to do business.

2. No suit or proceeding for the dissolution, annulment or liquidation of the Partnership has been instituted or is now threatened.

3. The Partnership has approved the execution and delivery of all documents to be executed and delivered by the Partnership in connection with the [Purchase Price: $            ] sale (the “Transaction”) of certain property located in [County:                        ] County, [State:                     ] from TriTex to [Purchaser:                    ], or its successors and assigns (“Buyer”).                      is duly authorized by the partners of the Partnership and pursuant to the provisions of the Partnership Agreement of the Partnership, and such partner, acting alone, is duly authorized to negotiate and execute all instruments and/or documents necessary to consummate the Transaction, including but not limited to deeds, assignments, agreements, bills of sale, affidavits, certificates, closing statements, and any and all other instruments, all upon such terms and conditions as said partner deems advantageous to the Partnership.

4. All persons or entities that directly, or indirectly, control the Partnership or will have a direct or indirect economic interest in the property being conveyed in the Transaction are listed on the organizational chart attached hereto.

5. This Certificate is made and delivered for the benefit of TriTex in connection with the Transaction, and TriTex is entitled to rely on the certification set forth herein in connection with the Transaction.

IN WITNESS WHEREOF, the undersigned have hereunto signed and sealed this Certificate as of [Closing Date:                    ].

By:
Name:
Title:

By:
Name:
Title:

Name:
Title:

EXHIBIT F-2

Form of Certificate Regarding Buyer’s Authority and Beneficial Ownership

(Limited Liability Company)

CERTIFICATE REGARDING BUYER’S AUTHORITY AND

BENEFICIAL OWNERSHIP

The undersigned are the sole managers and members of [BUYER:                     ] (the “Company”), and does hereby certify to TRITEX REAL ESTATE ADVISORS II, INC., a Delaware corporation, its successors and assigns (TriTex”), as follows:

1. The Company is in good standing under the laws of such state and under the laws of any other state in which it is required to qualify to do business.

2. No suit or proceeding for the dissolution, annulment or liquidation of the Company has been instituted or is now threatened.

3. The Company has approved the execution and delivery of all documents to be executed and delivered by the Company in connection with the [Purchase Price: $            ] sale (the “Transaction”) of certain property located in [County:                     ] County, [State:                     ] from TriTex to [Purchaser:                     ], or its successors and assigns (“Buyer”).                     , is duly authorized by the managers and members of the Company and pursuant to the provisions of the Operating Agreement of the Company, and such member, acting alone, is duly authorized to negotiate and execute all instruments and/or documents necessary to consummate the Transaction, including but not limited to deeds, assignments, agreements, bills of sale, affidavits, certificates, closing statements, and any and all other instruments, all upon such terms and conditions as said member or officer deems advantageous to the Company.

4. All persons or entities that directly, or indirectly, control the Company or will have a direct or indirect economic interest in the property being conveyed in the Transaction are listed on the organizational chart attached hereto.

5. This Certificate is made and delivered for the benefit of TriTex in connection with the Transaction, and TriTex is entitled to rely on the certification set forth herein in connection with the Transaction.

IN WITNESS WHEREOF, the undersigned have hereunto signed and sealed this Certificate as of [Closing Date:                    ].

By:
Name:
Title:

By:
Name:
Title:

Name:
Title:

EXHIBIT F-3

Form of Certificate Regarding Buyer’s Authority and Beneficial Ownership

(Corporation)

CERTIFICATE REGARDING BUYER’S AUTHORITY AND

BENEFICIAL OWNERSHIP

The undersigned is the duly elected and qualified incumbent Secretary of [BUYER:                     ], a corporation organized and existing under the laws of the State of                     . (the “Corporation”), and does hereby certify to TRITEX REAL ESTATE ADVISORS II, INC., a Delaware corporation, its successors and assigns (TriTex”), as follows:

1. The Corporation is in good standing under the laws of the State of its organization and, if different (and as applicable), under the laws of the State of [State:                     ], and is duly qualified to do business in the State of [State:                     ] as and to the extent required by law.

2. No suit or proceeding for the dissolution, annulment or liquidation of the Corporation has been instituted or is now threatened.

3. The Corporation has approved the execution and delivery of all documents to be executed and delivered by the Corporation in connection with the [Purchase Price: $            ] sale (the “Transaction”) of certain property located in [County:                     ] County, [State:                     ] from TriTex to [Purchaser:                     ], or its successors and assigns (“Buyer”).                      is the duly elected and qualified                      of the Corporation as of the date hereof and as of the dates of the execution of any of the documents executed in connection with the Transaction and such officer, acting alone, is duly authorized to negotiate and execute all instruments and/or documents necessary to consummate the Transaction, including but not limited to deeds, assignments, agreements, bills of sale, affidavits, certificates, closing statements, and any and all other instruments, all upon such terms and conditions as said officer deems advantageous to the Corporation.

4. All persons or entities that directly, or indirectly, control the Corporation or will have a direct or indirect economic interest in the property being conveyed in the Transaction are listed on the organizational chart attached hereto.

5. This Certificate is made and delivered for the benefit of TriTex in connection with the Transaction, and TriTex is entitled to rely on the certification set forth herein in connection with the Transaction.

IN WITNESS WHEREOF, the undersigned have hereunto signed and sealed this Certificate as of [Closing Date:                    ].

By:
Name:
Title:

By:
Name:
Title:

Name:
Title:

EXHIBIT “G”

BROKERAGE COMMISSIONS AND SECURITY DEPOSITS

To be provided in writing by Seller prior to Close of Escrow.

EXHIBIT “H”

NOTICE TO TENANTS

                    , 2012

Re: Your Tenant Lease (the “Tenant Lease”) of space in Bristol Apartments located at 1221 Redford Street, Houston, Harris County, Texas (the “Project”).

Dear Tenant:

You are hereby notified that TriTex Real Estate Advisors II, Inc. (the “Owner”), as owner of the Project and the current owner of the landlord’s interest under the Tenant Lease, has sold the Project to RRE BRISTOL HOLDINGS, LLC, a Delaware limited liability company (“Buyer”) as of the date of this Tenant Notice Letter set forth above, and in connection with such sale the Buyer acknowledges that the Owner has assigned and transferred its interest in the Tenant Lease and any and all security deposits thereunder or relating thereto to Buyer, and Buyer has assumed and agreed to perform all of the landlord’s obligations under the Tenant Lease (including any obligations set forth in the Tenant Lease to repay or account for any security deposits thereunder) from and after such date. Accordingly, (a) all of your obligations under the Tenant Lease from and after the date of this Tenant Notice Letter (including your obligation to pay rent) shall be performable to and for the benefit of Buyer, its successors and assigns and (b) all of the obligations of the landlord under the Tenant Lease (including any obligations to repay or account for any security deposits thereunder) from and after the date of this Tenant Notice Letter shall be the binding obligations of Buyer and its successors and assigns.

The address of Buyer for all purposes under the Tenant Lease (including the payments of rentals, the recoupment of any security deposits and the giving of any notices provided in the Tenant Lease) is:

Very truly yours,

“Owner”

TriTex Real Estate Advisors II, Inc., a Delaware corporation

By:
Name:	,
Title:	Assistant Corporate Secretary

“Buyer”

RRE BRISTOL HOLDINGS, LLC, a Delaware limited liability company

By:
Name:
Title:

EXHIBIT “I”

BUYER’S ORGANIZATIONAL CHART

EXHIBIT “J”

CONTRACTS